UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, LLC
                          43-46 NORRE GADE, SUITE 137
            CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
            --------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2006
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2006
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2006

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUND
NO LOAD SHARES

                Prudent Bear Fund -
      Date         No Load Shares         S&P 500       NASDAQ Composite
      ----      -------------------       -------       ----------------
     9/30/96          $10,000             $10,000            $10,000
     9/30/97           $8,356             $14,045            $13,739
     9/30/98           $8,662             $15,315            $13,806
     9/30/99           $5,529             $19,573            $22,383
   9/30/2000           $5,001             $22,174            $29,935
   9/30/2001           $8,441             $16,271            $12,216
   9/30/2002          $11,435             $12,938             $9,553
   9/30/2003           $9,997             $16,094            $14,564
   9/30/2004           $8,794             $18,326            $15,460
   9/30/2005           $8,425             $20,572            $17,537
   9/30/2006           $9,091             $22,792            $18,407

                    For the period ended September 30, 2006

                                                                            Annualized
                                                               ------------------------------------
                                                One            Five           Ten           Since
                                                Year           Year           Year        Inception
                                                ----           ----           ----        ---------
   Prudent Bear Fund - No Load Shares           7.92%          1.50%         (0.95)%        (1.97)%
   S&P 500 Index(1)<F1>                        10.79%          6.97%          8.59%          9.27%
   NASDAQ Composite Index(2)<F2>                4.96%          8.55%          6.29%          7.45%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1.00% REDEMPTION FEE IMPOSED ON SHARES HELD LESS THAN 30 DAYS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

(1)<F1> The Standard & Poor's 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. It is not possible to invest directly in an index.
(2)<F2> The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 9/30/96. Returns shown for the Prudent Bear Fund - No Load Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PRUDENT BEAR FUND
CLASS C SHARES

                 Prudent Bear Fund -
      Date         Class C Shares       S&P 500 Index    NASDAQ Composite Index
      ----       -------------------    -------------    ----------------------
       2/8/99          $10,000             $10,000             $10,000
      3/31/99           $9,331             $10,363             $10,235
      9/30/99           $9,393             $10,401             $11,419
    3/31/2000           $7,858             $12,222             $19,014
    9/30/2000           $8,423             $11,782             $15,272
    3/31/2001          $11,905              $9,573              $7,652
    9/30/2001          $14,101              $8,646              $6,232
    3/31/2002          $11,947              $9,596              $7,673
    9/30/2002          $18,920              $6,875              $4,874
    3/31/2003          $17,379              $7,220              $5,577
    9/30/2003          $16,420              $8,552              $7,430
    3/31/2004          $15,157              $9,755              $8,292
    9/30/2004          $14,332              $9,738              $7,887
    3/31/2005          $13,790             $10,408              $8,313
    9/30/2005          $13,636             $10,931              $8,947
    3/31/2006          $14,142             $11,629              $9,729
    9/30/2006          $14,609             $12,111              $9,391

                    For the period ended September 30, 2006

                                                               Annualized
                                                           ------------------
                                                One        Five       Since
                                                Year       Year     Inception
                                                ----       ----     ---------
   Prudent Bear Fund - Class C Shares           7.14%      0.71%       5.09%
   S&P 500 Index(1)<F3>                        10.79%      6.97%       2.54%
   NASDAQ Composite Index(2)<F4>                4.96%      8.55%      (0.82)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1.00% REDEMPTION FEE IMPOSED ON SHARES HELD LESS THAN 30 DAYS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

(1)<F3> The Standard & Poor's 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. It is not possible to invest directly in an index.
(2)<F4> The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations for the Class C Shares). Returns shown for the Prudent Bear Fund - Class C Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PRUDENT GLOBAL INCOME FUND

                                          Merrill Lynch
                                            Pan-Europe    Merrill Lynch Global
             Prudent Global   Citigroup     Government      Government Bond
    Date      Income Fund    Europe WGBI  1-3 Year Index       Index II
    ----     --------------  -----------  --------------  --------------------
  2/2/2000      $10,000        $10,000        $10,000           $10,000
 3/31/2000       $9,878        $10,058         $9,934           $10,282
 9/30/2000       $9,340         $9,457         $9,326           $10,036
 3/31/2001       $9,016         $9,919         $9,672           $10,203
 9/30/2001       $9,578        $10,499        $10,295           $10,765
 3/31/2002      $10,354        $10,112         $9,970           $10,288
 9/30/2002      $11,736        $12,352        $11,761           $11,927
 3/31/2003      $12,579        $14,008        $13,261           $12,870
 9/30/2003      $13,618        $15,248        $14,395           $13,600
 3/31/2004      $14,298        $16,553        $15,494           $14,551
 9/30/2004      $14,183        $16,987        $15,783           $14,534
 3/31/2005      $14,523        $18,499        $16,784           $15,336
 9/30/2005      $14,263        $17,933        $15,834           $14,968
 3/31/2006      $14,918        $17,644        $15,865           $14,657
 9/30/2006      $15,329        $18,892        $16,870           $15,349

                    For the period ended September 30, 2006

                                                               Annualized
                                                          --------------------
                                              One         Five         Since
                                             Year         Year       Inception
                                             ----         ----       ---------
   Prudent Global Income Fund                7.47%        9.86%        6.62%
   Citigroup Europe WGBI(1)<F5>              5.35%       12.47%       10.02%
   Merrill Lynch Global
     Government Bond Index II(2)<F6>         2.55%        7.35%        6.64%
   Merrill Lynch Pan-Europe
     Government 1-3 Year Index(3)<F7>        6.54%       10.39%        8.17%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE 1.00% REDEMPTION FEE IMPOSED ON SHARES HELD LESS THAN 30 DAYS. IF IT DID, TOTAL RETURNS WOULD BE REDUCED.

(1)<F5> The Citigroup Europe World Government Bond Index (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. It is not possible to invest directly in an index.
(2)<F6> The Merrill Lynch Global Government Bond Index II tracks the performance of public debt of investment grade sovereign issuers, issued and denominated in their own domestic market and currency. It is a market value-weighted measure of these bonds. It is not possible to invest directly in an index.
(3)<F7> The Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                November 1, 2006

Dear fellow shareholders:

The Prudent Bear Fund no-load shares returned 7.92% for the fiscal year ending September 30, 2006, while the S&P 500 returned 10.79% and the NASDAQ Composite Index provided a total return of 5.84%. All returns include reinvestment of dividends.

Although our risk control measures benefited the fund's performance relative to the general stock market, the ability to generate a positive return over the period in a rising market was due, in large part, to strong performance from precious metals mining companies. Even though they retreated sharply from their highs set in May, major gold stock indices produced returns of 20% or more over the 12 months.

The Prudent Global Income Fund returned 7.47% for the 12-month period as the dollar index ended the period about 4% lower. (The dollar index compares the U.S. dollar to a basket of currencies of our major trading partners.) The fund benefited from the dollar's weakening as well as from strong performance from its allocation to gold stocks. Shareholders also benefited from coupon income generated from U.S. and foreign bond holdings. Despite rising interest rates around the globe, bonds in the U.S. continue to boast higher yields than those of most other industrialized countries.

ECONOMY, ONCE TOO HOT, NOW PERCEIVED AS 'JUST RIGHT'

It has been another extraordinary six months, notable for a highly unsettled financial backdrop buffeted by dramatic swings in both market performance and perceptions. Admittedly, the U.S. stock market has been much stronger than we had anticipated. The Dow has recently traded to a string of all-time highs, and many major indices - including the small- and medium-caps - are not far off records posted earlier in the year. Bank stocks have advanced about 10% so far this year, trading to new highs, and the broker/dealers have sprinted to upwards of 20% year-to-date gains. Many stocks and groups, previously under pressure from the prospect of rising interest rates, surging energy prices, and economic retrenchment, have rallied sharply as sentiment has swung back to the too loudly trumpeted "goldilocks" scenario.

A rapidly weakening housing market, to this point, has been perceived by the stock and bond markets as a net positive. The slowdown has at least temporarily restrained GDP growth, while market sentiment has shifted to the view that current heightened inflationary pressures will prove fleeting. Expectations now have the Federal Reserve commencing a loosening cycle early next year. This prospect has enlivened bullish notions of perpetual economic expansion, robust corporate profits, and low interest rates. Conventional market analysts have been quick to ratchet up expectations for future stock market gains. In a replay of familiar bubble dynamics, liquidity overabundance begets exuberance that incites only greater financial excess.

Examining the landscape, we are anything but dissuaded from our dire credit bubble thesis. In fact, there is today ample evidence of the type of instability and volatility - especially with regard to perceptions and market prices - that are hallmarks of a boom's capricious finale. And this is the most unsound boom imaginable, fueled by a degree of credit and speculative excess that even our careful reading of financial history had left us less than fully prepared to fathom.

Disconcertingly, the economy's recent downshift has only incited a peddle-to-the-metal mentality throughout the financial sector. It is worth noting that non-financial debt growth has slackened somewhat this year as nominal GDP has slowed markedly. Meanwhile, financial sector borrowings have actually accelerated to a 10% annualized rate. The upshot of financial sector expansion significantly beyond the funding needs of the real economy is easily recognizable.

DESPITE HOUSING WOES, CREDIT GROWTH CONTINUES UNABATED

Through the year's first nine months, global investment grade debt issuance of $1.3 trillion was running 16% ahead of 2005's pace, led by a 22% increase from the U.S. Record global new "leveraged finance" surpassed $1.0 trillion, 14% ahead of last year's pace, with U.S. leveraged lending increasing 19%.
Leveraged buyouts (LBOs), along with high-yield and "leveraged" lending are on a record pace. Global M&A volume, already having surpassed $3.0 trillion, should easily set a record. Global private equity is on track to raise an unprecedented $400 billion this year. Syndicated bank lending is on pace to reach a five-year high - going back to the fateful telecom debt bubble. And despite the third-quarter slowdown, 2006 will post the strongest year of global IPO issuance since the bubble year 2000. At the same time, inflated cash flows and loose corporate debt market conditions have spurred record corporate share repurchases.

Despite some earlier market and industry tumult, the hedge fund community raised $44.5 billion during the third quarter, a three-year high. Year-to-date inflows of $110 billion have already exceeded 2002's record $99.4 billion. Hedge fund assets are said to have surpassed $1.4 trillion. And in a sign of the times, former Treasury Secretary John Snow recently became chairman of Cerberus Capital Management, a $16 billion hedge fund group. Clinton Treasury Secretary Lawrence Summers accepted a managing director position at D.E. Shaw, while Paul O'Neill is now an advisor to the Blackstone Group.

To be sure, global credit systems continue firing on all cylinders. Here at home, total bank credit has been expanding this year at a 10% pace. Commercial & industrial loans have expanded 15% annualized. Housing slowdown notwithstanding, bank real estate loans have been growing at a 15% year-to-date rate. Total system mortgage debt expanded 10.1% annualized during the first-half, with 12.7% growth in commercial mortgages helping to offset a somewhat slower 9.8% increase in household mortgage debt.

Citigroup, our nation's largest financial institution, expanded total assets by $119 billion, or 30% annualized, during the third quarter. Citi's balance sheet ballooned $275 billion, or almost 19%, during the past year to $1.75 trillion. Bank of America is enjoying double-digit growth in both consumer and business loans, with assets expanding 16% over the past year to almost $1.5 trillion. JPMorganChase has posted 11% year-over-year commercial loan growth, with total assets also up 11% the past year to $1.3 trillion. The bank's third-quarter investment banking fees increased 44% from a year earlier to a record $1.4 billion. Though first mortgage originations have been somewhat below last year's level, Wells Fargo has continued to achieve 10% growth in both consumer and commercial loans. Total assets were up 15% from a year ago. And throughout the U.S. banking system, intense competition and narrowing lending margins have pressed bankers to press for greater loan volume.

In response to the industry-wide mortgage origination slowdown, almost without exception the major financial institutions have moved aggressively to ensure double-digit growth in home equity and commercial real estate loans. Yet likely expending even greater influence upon the real economy, lenders have adopted strategies to focus more intensively on small business and commercial lending. And, today, the surest way to rapid lending growth is achieved through financing mergers and acquisitions.

If the highly competitive lending business cannot secure adequate profits, the focus then turns to the capital markets, trading, derivatives and investment management. Never has pressure to meet Wall Street's elevated expectations been as overwhelming, and rarely have financial conditions remained sufficiently loose to emboldened institutions trying to exceed those expectations - in one manner or another. Citigroup, Bank of America and JPMorganChase combined to repurchase 120.5 million of their shares during the third quarter, increasing year-to-date buybacks to an astounding 427.6 million.

Never to be outdone, the rapid expansion of bank credit is bettered by Wall Street and its incredible securities-based credit apparatus. Broker/dealer assets expanded 18% over the past year, with two-year growth of an astonishing 46%. The "big five" securities firms - Goldman Sachs, Merrill Lynch, Morgan Stanley, Lehman Brothers and Bear Stearns - posted combined net revenue growth during the first nine months of the year of $93.6 billion, up 33% from comparable 2005. Compensation expense increased 36% during this period to $48.3 billion. And despite the marked slowdown in home sales, an irrepressible mortgage-backed securities (MBS) and asset-backed securities (ABS) marketplace lends support for another year of double-digit mortgage debt growth. Insatiable demand for high-yielding instruments ensures that "private-label" MBS will post another year of heady growth. One of this year's hottest products, the collateralized debt obligation (CDO) marketplace is on pace for issuance of $400 billion, double last year.

Some analysts have been lulled into complacency by this year's 4.5% growth rate in M2 "money supply." Meanwhile, outstanding commercial paper has expanded at a 19% rate this year to reach a record $1.92 trillion. Outstanding asset-backed securities ended the second quarter at $3.22 trillion, up 20% year-over-year. "Fed funds and repurchase agreements" continue to play prominently in the U.S. financial sector expansion, expanding 17% during the past year and 40% over two years. And reinvigorated by more enticing yields, money market fund assets have expanded 13.6% over the past year to $2.26 trillion. Overall, there's been only moderate slowing in total non-financial credit from last year's record $2.3 trillion, or 9.5%, expansion, the strongest pace of growth since 1986.

Yet when it comes to awe-inspiring growth, derivatives these days have no match. Expanding unremittingly at double-digit rates, global derivatives markets have reached nearly $300 trillion in notional value. Amazingly, positions have tripled in size since 2000 to surpass four-times the total combined market value of the world's equity and bond markets. Globally, the notional value of interest-rate swaps jumped 25% over the past year to $250 trillion. U.S. commercial bank derivative positions were up 24% over the past year to $119 billion. Interest-rate derivatives jumped 21% year-over-year to $98.7 billion, with U.S. banks' credit derivative contracts ballooning 60% to $6.6 trillion.

Alarmingly, the global credit derivatives market has doubled over the past year to $26 trillion, in the process demonstrating all the signs of problematic excess. There is sound basis for presuming the mania that's enveloped the credit default swap arena has been a primary driving force for this year's insatiable demand for new corporate debt. With credit so readily available and marketplace liquidity in surplus, writing corporate credit protection has been as alluringly profitable as selling flood insurance in the midst of a long drought. The only limiting factor is finding enough buyers of insurance. This quandary has been at least partially ameliorated by the proliferation of Wall Street structures incorporating highly leveraged pools of corporate credits that then acquire hedging protection in the credit derivatives marketplace.

Meanwhile, this year's setbacks in energy and commodities trading have buoyed "credit arbitrage" funds to the top of the global performance leader board. And with success in this environment comes the bounty of huge investor inflows - that then must be put to work. Ironically, heightened uncertainty and overall global financial market volatility have only fanned the burgeoning bubble in corporate debt. This manic backdrop has the Wall Street "structured finance" mega-machine burning the midnight oil, with recent new products incorporating as much as 15 to 1 underlying leverage in corporate credits.

CREDIT BUBBLE GOES GLOBAL

To be sure, bubble excesses are no longer confined to the U.S. credit system. Throughout the Eurozone, the pace of private credit growth has accelerated to better than 11%. Credit systems around the world today flourish with unequalled leeway, posting double-digit growth across a wide spectrum of economies including the United Kingdom, Scandinavia, Eastern Europe, Russia, Australia, New Zealand, India, China, and throughout much of non-Japan Asia. Mirroring the U.S., the Chinese economy has attained the status of one of history's spectacular credit booms. Also luxuriating in the miraculous global liquidity backdrop, India has set its sights on following in China's footsteps. And all the while fanning the global boom, America's captivation with leveraged speculation, derivatives, MBS, ABS, CDOs, CLOs (collateralized loan obligations), LBOs, "repos," and who knows what else, has taken the world by storm.

Little wonder global markets are these days characterized by such phenomenal price volatility and, increasingly, severe price distortions and divergences. Credit conditions and liquidity creation have remained, in our opinion, too loose for too long, with each year of excess adding to the cumulate supply of international "finance" focused intently on generating a rousing return. This amassing global pool of "hot money" - absolutely unparalleled in scope and dynamism - now revels in its freedom to rampage about. For the past several years, this dynamic has imparted a stubborn upward price bias upon the vast majority of global asset and commodity markets. Lately, however, a conflux of heightened speculative excess, "crowded trades," and derivatives-related leveraging has nurtured susceptibility to abrupt price reversals, sizable market pullbacks, and some rather exceptional trading anomalies (i.e. natural gas versus the industrial metals).

The abundantly liquid and highly speculative U.S. and global market backdrop has proceeded to the point where any real or perceived scarcity risks foment panic buying and spectacular price spikes. This has been the circumstance throughout the energy and commodities complex, and is even a recurring factor for securities markets around the world. Seemingly, myriad marketplaces share a similar propensity for wild speculative runs on the upside, only to leave them susceptible to equally dramatic price collapses and speculative routs on the downside.

Earlier in the year, a liquidity-fueled speculative run propelled a synchronized skyward lunge in global stocks, energy and commodities, and emerging debt and equities markets, only to abruptly reverse in May and plummet collectively as well. The nature of global market instability has been disconcerting, but so far the vast sea of global liquidity has succeeded in keeping things afloat. Fear that the Bank of Japan was removing global liquidity has dissipated, as have notions of concerted global central bank "tightening." The bottom line is that global credit systems are firing on all cylinders. Liquidity has stayed readily abundant, which has ensured that bullishness perseveres; that speculators have become only more emboldened; and that global economies have remained resilient. Even Iceland and New Zealand, notable examples of susceptibility to the whims of global finance, have defied predictions of financial and economic hardship.

Sound the global system is not. This year's backdrop exudes instability and uncertainty, characterized by wild volatility and some notable divergences among various markets and asset classes. Importantly, there has been no letup in upward price pressure for commodities in limited supply. Copper has posted a better than 60% rise so far this year. The industrial metals nickel, tin, zinc and lead have spiked to multi-year or record highs. Global drought conditions and weather uncertainty have wheat prices up 50% to a 10-year high and corn rising 50% to a multi-year high. Cotton, orange juice, sugar, coffee and other staples have traded with significant volatility.

Take a deep breath and watch out below, however, when a presumed shortage fails to materialize. An unexpectedly placid hurricane season and relative calm in the Middle East tipped the energy markets where, in hindsight, an anomalous throng of investors, speculators, and derivative traders were all loaded onto the same side of the boat. A major liquidation of speculative positions surely played a key role as the price of crude oil sank about 25% in the two months following July's record $81 a barrel. And, of course, natural gas collapsed better than 50%, in the process taking down the $6 billion Amaranth hedge fund. With a segment of the leveraged speculator community rushing to stop the bleeding, a contagious commodities rout saw the Goldman Sachs Commodities Index drop 20% in two months from its August record high. The index, however, remains about double the level from 2003.

Global market booms and self-reinforcing liquidity abundance have become reliant upon - and beholden to - pervasive leveraged speculation. Such a predicament eventually manifests as erratic market behavior. We've reached such a point, and there's today no escaping chronic susceptibility to the whims of a highly speculative and leveraged marketplace. Bubbles inflating, and others aged and endangered, now emerge as a primary market focus. Moreover, there is a nagging disquiet that the liquidity gala must at some point be interrupted or perhaps even abruptly dissolved, a backdrop sure to intimidate the indecisive and challenge even those of us with the strongest convictions. At this stage of the cycle, we likely have little alternative than to become accustomed to formidable speculative runs that set the stage for unsettling downdrafts - a challenging environment for managing a short portfolio and our long positions.

COMMODITIES BULL MARKET NOT OVER

As for our long portfolio, we tend to view the recent commodities tumble in the context of the first meaningful correction in what we expect will prove a prolonged - and oftentimes topsy-turvy - bull market. Taking exception to others' analyses, we do not believe the recent decline is evidence of a turnabout in global liquidity. The confluence internationally of rampant equities market inflation, minimal risk premiums, record debt issuance, and booming emerging stocks and bonds instead confirm our view of ongoing credit and liquidity over-abundance. Yes, gold and silver are considerably off earlier highs. Not only do we doubt there's been a fundamental change in the liquidity backdrop, it is our view that ongoing global developments only enhance the metals stocks' investment merits. Perhaps the liquidity-induced equities, emerging markets, and credit "arbitrage" booms have provided rather tough competition of late for the precious metals and commodities overall. And there's surely been heavy liquidation of energy and metals speculations. The global "inflation trade," previously rather overcrowded, has by now seen the crowd thinned.

With regard to the U.S. bubble economy, it is these days on notably less sure footing. Of course, the onset of a major housing downturn is the most noteworthy economic development. Unsustainable price inflation, gross overbuilding and mounting inventories finally punctured grossly unrealistic expectations. Home prices can and will decline. The major national homebuilders - having previously taken full advantage of the speculative bubble
- now find themselves in the forefront of cancelled orders, evaporating waiting lists, and costly price concessions. It was estimated that speculators accounted for upwards of 25% to 30% of last year's home transactions. Speculative buying has all but evaporated in many of the frothiest markets, leaving bloated inventories and sharply diminished demand.

MORTGAGE BUBBLE STILL INTACT

In the next shareholder letter I could very well take a more pessimistic view of short-term prospects for what clearly has the potential to develop into a full-fledged housing disaster. Thus far, however - and defying many bearish analysts
- housing prices have remained relatively stable nationally, while posting thus far modest reversals - perhaps retracing the past year or so of price inflation
- in the most extended markets.

As disciplined analysts, we will not dismiss the significance of what has to this point been surprising general home price resiliency. Steep price declines would have initiated a self-reinforcing wave of foreclosures and the onset of lender angst and mortgage security holder fear and revulsion. Instead, lenders remain keen to lend and MBS buyers eager to buy. That the mortgage finance spigot remains wide open has certainly played a key role in sustaining narrow spreads and seemingly insatiable demand for agency and "private-label" mortgage securities. Curiously, credit market demand for adjustable-rate, negative-amortization, "reset" and other "exotic" mortgages remains about as robust as ever. Intense speculative demand for yield and the resulting proliferation of CDOs and other "structured products" have created an insatiable appetite for risky loans.

It was clearly constructive for the marketplace that yields responded promptly to the prospect of economic moderation. Benchmark 30-year mortgage rates have dropped 50 basis points from this summer's highs. And while I can write with confidence that air has begun exiting local housing bubbles around the country, the same cannot yet be said for the national mortgage finance bubble. Credit availability has slackened little, if at all. Importantly, borrowers facing potentially problematic adjustable- and teaser-rate mortgage payment resets are being actively accommodated. Ongoing loose marketplace conditions empower aggressive lenders with the capacity to offer mortgage terms favorable to borrowers desperate to refinance, and at the same time appealing to booming ABS and CDO marketplaces clamoring for higher-yielding fodder. The bottom line is that, despite the housing downturn, total mortgage credit is on track for the sixth consecutive year of double-digit growth and the ninth uninterrupted year of at least 9% annual growth.

WAGE INFLATION GENERATING LITTLE INTEREST - FOR NOW

Irrepressible mortgage credit may have lost much of its capacity to inflate home prices. Importantly, however, loose financial conditions are these days boosting household sector income. Beyond question, rising compensation is today a primary factor operating to sustain elevated home values, while at the same time enlarging government tax receipts and inflating corporate cash flows. From a macro credit analysis standpoint, income growth has now superseded housing inflation as a paramount consequence of system excess.

Year-to-date, household personal income has expanded at an eye-opening 7.5% rate. During the 12 months ended June 30th, "compensation of employees" (per the Fed's quarterly "flow of funds" report) expanded at an 8.3% rate, the strongest pace of expansion since 1984. For perspective, compensation growth accelerated from 2005's 5.7%, 2004's 5.2%, 2003's 3.8%, and 2002's 2.5%. And in
the category of anomalous developments worthy of serious contemplation, federal government personal income tax receipts surged 12.6% during fiscal 2006, surpassing $1 trillion for the first time. Not to be left far behind, federal spending jumped 7.4%. Hopefully governments at all levels are not extrapolating this inflationary windfall as they did those from the late-'90s.

The upsurge in income inflation is not receiving the attention it deserves. For one, this development marks the emergence of inflationary pressures from the cozy confines of the asset markets, where they have been erroneously characterized as "wealth creation." Rising income is as well a departure from credit inflation-induced "wealth effect" over-consumption and inflated imports, where it has been misconstrued as a virtue of free-trade and "globalization."

The nature of inflationary effects is changing, subtly perhaps, yet decidedly. The global backdrop and the unusual structure of the contemporary U.S. economy have surely impeded its normal headway. Though, as students of inflation dynamics and processes, we appreciate how the fundamental progression of credit excess eventually twists and turns its way to gains in remuneration. If anything, shortages of skilled workers have turned more acute and broad-based. Coupled with booming corporate earnings, swelling cash hordes, and ultra-easy corporate credit conditions, the environment has become ripe for steadfast gains in wages, salaries, bonuses, and stock grants. Most importantly, expectations have changed, with workers today demanding and receiving the largest pay increases in years.

The pervasive effects of accelerating household income growth are perhaps becoming somewhat less ambiguous. Thus far, rising incomes have been performing yeoman's work in sustaining inflated home prices, in the process buttressing the mortgage finance bubble and prolonging the aged U.S. credit and economic bubbles. Mollifying housing worries, compensation trends have supported spending and in the process spurred only larger trade deficits. And the outward torrent of finance associated with swelling current account deficits continues to provide the major impetus for what has evolved into a global credit and liquidity bubble. Again, we don't want to underplay the significance of U.S. income trends.

DEPENDENCY ON FOREIGN INVESTORS ESCALATES

The "Rest of World" (ROW) accumulation of U.S. financial obligations is unlike anything ever experienced in the long history of finance. Foreign holdings of U.S. financial assets expanded, amazingly, at an almost $1.4 trillion annual pace during the first-half. For perspective, ROW holdings increased an average $393 billion per annum during the nineties, and didn't surpass $1 trillion for the first time until 2004. The ROW stockpile of US financial assets has ballooned 50% in just three years to $11.6 trillion. During this period, total holdings of U.S. credit market instruments jumped 63% to $6.0 trillion, as Treasuries holdings increased $636 billion (46%) to $2.0 trillion; agencies rose $400 billion (59%) to $1.1 trillion; and corporate bonds including ABS surged $1.2 trillion (80%) to $2.5 trillion. ROW's $800 billion annualized first-half credit market instrument purchases accounted for a large percentage of total Treasury and agency issuance.

It is worth noting that U.S. trade deficits have more than doubled since the dollar's early 2002 peak. Total foreign central bank reserves have swelled an incredible $1.3 trillion, or 38%, over just the past two years and will soon surpass $5 trillion. China's reserves are up 366% since 2002 to about $1.0 trillion, now outranking Japan as our largest creditor. During this period, Taiwan's reserves have about doubled to $260 billion and South Korea's have increased two-fold to $230 billion. Russia's reserves have ballooned to $250 billion from less than $50 billion in early 2003, with Brazil's almost doubling to $74 billion and India's reserves up 50% to $160 billion. Look no further than massive U.S. current account deficits and the dollar balances gushing to the rest of the world to largely explain the destabilizing global liquidity glut.

The "recycling" of dollar liquidity back through U.S. securities markets has over time severely distorted our credit system. For one, this process has created enormous artificial demand for top-rated U.S. securities, as foreign central banks and others direct the global flow of dollar balances to the perceived safest and most liquid dollar-denominated instruments. Think of this dynamic in terms of a massive credit system expansion - comprising the banks, Wall Street, securitizations, finance companies, securities finance, etc. - generating purchasing power that propagates mushrooming current account deficits. This global flood of dollar balances is then funneled back to a limited supply of requisite securities.

This unparalleled market intervention has not gone unnoticed by the enterprising speculator community. Ramifications include the markets' perception of uninterrupted liquidity and prevailing price support, breeding only more emboldened leveraged speculation. The resulting tight supply of Treasuries and agencies creates further price distortion, including a mischief-making propensity for short-squeezes. And with the Treasury market anchoring market yields generally, the process of dollar "recycling" has placed significant downward pressure on yields across the board. Deficient real interest-rates, then, promote only greater credit excess, resultant trade deficit expansion and a more unwieldy "liquidity glut." We always thought "conundrum" a misnomer. "Bubble effect" would be more explanatory.

Foreign "recycling" operations have recalibrated the yield curve and, this year in particular, induced a consequential change in the nature of leveraged speculation. Coveted "borrow-short-to-lend-long" speculative profits have disappeared, that is unless speculators shifted their borrowing to low-yielding currencies such as the yen and Swiss franc. In general, we would argue that prospective returns from speculating within the entire upper-tier of the U.S. fixed-income marketplace have been minimized by the massive flows to our most liquid securities.

Importantly, this has squeezed the ballooning leveraged speculating community only deeper into the higher-yielding debt universe, while shifting the "structured finance" apparatus into high gear. The resulting pronounced boost to credit availability and surge in liquidity throughout the corporate sector have been self-reinforcing, nurturing a resurgent corporate debt boom and a credit derivatives bubble. These speculative bubble dynamics explain the insatiable demand for corporate debt that has provided a major impetus for the commercial lending, junk bond, syndicated bank "leveraged lending," and global M&A booms.

And while speculator flows from low-yielding currencies are today lending support to the dollar, only foreign central bank accumulations of dollar reserves on a massive, unprecedented scale could have forestalled a dollar crisis. The consequences of this ongoing endeavor, however, are becoming increasingly dire. Credit bubble excesses - at home and abroad - are left unchecked to run to only more perilous extremes. We do not believe it is hyperbole to warn that consequences include economic maladjustments and financial instability beyond compare. Yet, credit bubble effects include seductive "fundamentals" such as booming corporate profits, robust financial markets, and economic resiliency, altogether presenting a convincing aura of soundness and sustainability.

A major dilemma today, as we see it, is that massive positions are being accumulated in dollar securities perceived as sound and liquid as "money." Confidence that foreign central bank operations will interminably support both U.S. securities markets and our currency promotes huge dollar instrument "carry trades" and other speculations. In reality, "official" dollar buying exacerbates excesses, dollar vulnerability and the risk of future speculator de-leveraging and illiquidity. To be sure, irrepressible credit inflation, non-productive debt growth, and unmanageable current account deficits guarantee that the perception of "moneyness" (with regard to U.S. financial assets) is an illusion to be shattered at some future date. Our fear is that the unavoidable dollar crisis will now likely coincide with a crisis in market confidence at the very heart of the U.S. credit system.

Manifestly, U.S. and global systems retain little capacity for adjustment or self-correction. Our housing slowdown only incites heightened excess throughout the credit system. The prospect for slower growth encourages an intense flurry of mergers, acquisitions and leveraged buyouts incorporating progressively more leverage. The prospect of the reversal of Fed "tightening" has equities speculation raging in markets across the globe. Meanwhile, speculator mishaps in energy and commodities trading only empower players operating in the fixed-income and credit "arbitrage" arenas, in the process promoting only more destabilizing system credit and liquidity excess.

Recently, markets have prospered from the view the Fed's next move will be a rate cut. Through 17 rate increases, the bond market always took solace in housing bubble fragility. Surely, Chairman Bernanke would today prefer not to apply added pressure on faltering housing markets. At 5.25%, the Fed funds rate is agreeable to the financial sector and markets. As bullish analysts see it, the current rate structure would seem to procure double-digit corporate earnings growth for as far as the eye can see. Even savers are offered respectable nominal returns, while borrowers continue to enjoy free-flowing credit at minimal real rates. The rate environment is today creating nothing in the way of headwinds for asset markets or for the real economy.

There is, however, something quite askew with this glowing picture: The Fed has willfully orchestrated the most transparent and agreeable "tightening" cycle, yet without having ever actually tightened financial conditions. This experiment in New Age central banking has suited market participants just fine, as illustrated by the broker/dealer and NYSE Financial indices having surged 84% and 37%, respectively, since rates were first nudged upward back in June of 2004. This does not, however, alter the harsh reality that credit and speculative excesses have emerged more forceful and unwieldy with each passing year. U.S. and global imbalances have been left to cumulate exponentially, ensuring a dreadfully formidable adjustment period. In the final analysis, what's askew is the Fed's misguided determination to avoid popping bubbles, an irresponsible policy stance that has tacitly accommodated runaway excess.

A CENTRAL BANKS MOST PERILOUS PREDICAMENT

There is a particular scenario worthy of the title "A central bank's most perilous predicament:" Follow the error of indulging credit, asset inflation and speculative excess with a cycle of policy acquiescence and accommodation. In the process, fashion a New Age policy doctrine readily endorsed by a highly speculative marketplace, firmly locking the central bank into a perpetually accommodative stance. This clinches acute system fragility - always inherent to runaway financial and economic bubbles - that will further extort promises of "asymmetrical" policy responses. The marketplace comes to perceive that already loose financial conditions will be loosened aggressively at the first sign of trouble. And, lastly, the most perilous predicament would have a central bank resolutely circumventing the business cycle, precluding recessions while convincing everyone that they're merely nuisances that can and should be avoided. Most regrettably, this is precisely the predicament now facing the Bernanke Fed.

It may have appeared logical for the Federal Reserve to tread ever so gingerly in an environment fraught with asset and economic bubble vulnerability, while financial fragility seemed to beckon for a degree of policy forbearance. And, of course, no one welcomes the hardship and uncertainty that accompany bursting bubbles.

There is, however, no escaping the reality that bubbles, along with their innate frailty, are very much an outgrowth of an underlying financial structure, credit infrastructure and monetary environment. It is also true that epic credit bubbles are creatures fashioned by especially all-powerful dynamics and atypical monetary backdrops, usually associated with the interplay of extraordinary financial and economic phenomena. Once ingrained, they will categorically exhibit every inclination to avoid simply rolling over and obligingly exhausting themselves. Characteristically, they will defy the hopes and prayers of central bankers.

The stakes inevitably become too high. Years of financial sector expansion, innovation and evolution work to embed a systemic propensity for ever-expanding excess. Speculators, elemental to bubbles, develop a predilection for increasingly audacious risk-taking (and leveraging), emboldened after persevering and prospering through years of mostly ups and a few downs and close calls. Eventually, limitless liquidity is presumed. And the greater the scope of bubble excess the more assured the marketplace is of unconditional central bank benevolence. Meanwhile, the maladjusted bubble economy is sustained only by ever larger doses of credit and asset inflation.

Until a catalyst coerces a change in behavior, lenders will go on lending, borrowers will keep on borrowing; and speculators will relish in speculating. An increasingly commanding Wall Street today stops at nothing when it comes to creating and unloading securities, as well as inventing new products and creative vehicles for financing more and larger deals. And, quite naturally, uninterrupted growth becomes the imperative - for financier, lender, borrower, businessperson, central banker and politician - growth that, not coincidently, is essential for avoiding the scourge of deflating bubbles.

So the Fed is forced to choose among two unattractive options: Administer sufficient pain to exact a bubble-terminating change in conduct, or acquiesce to ever more destabilizing degrees of excess, distortion and maladjustment. Unfortunately, it is the nature of commanding credit bubbles - as we've been witnessing - to provide absolutely no policymaking middle ground.

As investment managers operating in such an extraordinary environment, we must be prepared for markedly opposing scenarios. Foremost, we recognize that we may face the prospect of having to endure somewhat longer the continuation of credit bubble "blow-off" excess. At the same time, however, current financial and economic fragility leave the U.S. financial markets and economy acutely susceptible. Our role is not to predict but to prepare for - and react to - any environment that might present itself.

The current liquidity-induced stock market rally is challenging. Not drifting from our investment mandate, our portfolio posture remains significantly more short than long. We have, however, lessened our overall risk profile. We've become especially focused on liquidity, covering some individual shorts while increasing the relative size of our index futures position. Our strategy is to reduce portfolio "beta" when the stock market is going against us and work to avoid short squeezes when they proliferate, while at the same time maintaining exposure to the downside of highly speculative stock markets. And as frustrating as loose financial conditions, liquidity over-abundance and rampant speculative excess are to us market bears, they do always create exceptional profit opportunities. We remain focused, analytically diligent, disciplined and determined to capture some of these opportunities for our shareholders.

Our strategy for Prudent Global Income has changed little over the past year.
We reduced our already small exposures to the Japanese yen and Iceland krona, while increasing positions in the Canadian dollar and Swedish krona. We booked some gains and reduced our gold exposure somewhat when gold stocks surged this past spring. With most global central banks in a tightening bias, we continue to keep the duration of our portfolio of major industrialized government bonds at less than one year. Portfolio yield continues to benefit from reinvesting funds in higher-yielding short-term debt instruments. Due to the significant interest-rate differentials, we retain some exposure to U.S. Treasury bonds. In conclusion, the portfolio remains structured to benefit from the secular bear market in the U.S. dollar that we expect to continue.

Sincerely,

/s/David W. Tice

David W. Tice

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 30 for a list of holdings as of 9/30/06. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Beta measures the sensitivity of rates of return on a fund to general market movements.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

While the funds are no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Must be preceded or accompanied by a current prospectus.

EXPENSE EXAMPLE
SEPTEMBER 30, 2006

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a "Fund" and collectively the "Funds"), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 4/01/06
- 9/30/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD SHARES

                                   BEGINNING             ENDING             EXPENSES PAID
                                 ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*<F12>
                                    4/01/06             9/30/06           4/01/06 - 9/30/06
                                 -------------       -------------       -------------------
Actual +<F8> (1)<F10>              $1,000.00           $1,037.30               $12.29
Hypothetical ++<F9> (2)<F11>       $1,000.00           $1,013.00               $12.15

   +<F8> Excluding dividends on short positions, your actual cost of investment in the Fund would be $8.95.
  ++<F9> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.85.
(1)<F10> Ending account values and expenses paid during period based on a 3.73% return. The return is considered after expenses are deducted from the fund.
(2)<F11> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F12> Expenses are equal to the Fund's annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
CLASS C SHARES

                                   BEGINNING             ENDING             EXPENSES PAID
                                 ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*<F17>
                                    4/01/06             9/30/06           4/01/06 - 9/30/06
                                 -------------       -------------       -------------------
Actual +<F13> (1)<F15>             $1,000.00           $1,033.10               $16.08
Hypothetical ++<F14> (2)<F16>      $1,000.00           $1,009.25               $15.90

  +<F13> Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.75.
 ++<F14> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.62.
(1)<F15> Ending account values and expenses paid during period based on a 3.31% return. The return is considered after expenses are deducted from the fund.
(2)<F16> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F17> Expenses are equal to the Fund's annualized expense ratio of 3.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT GLOBAL INCOME FUND

                                   BEGINNING             ENDING             EXPENSES PAID
                                 ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*<F20>
                                    4/01/06             9/30/06           4/01/06 - 9/30/06
                                 -------------       -------------       -------------------
Actual (1)<F18>                    $1,000.00           $1,027.60                $6.41
Hypothetical (2)<F19>              $1,000.00           $1,018.74                $6.39

(1)<F18> Ending account values and expenses paid during period based on a 2.76% return. The return is considered after expenses are deducted from the fund.
(2)<F19> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F20> Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2006

Common Stocks                                15.7%
Warrants                                      0.4%
Purchased Put Options                         0.7%
Short Transactions                          -37.3%
Futures                                     -35.4%

Does not include investments used for collateral or short-term cash investments.

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2006

Common Stocks                                 7.6%
Convertible Bonds                             0.4%
Corporate Bonds                               2.8%
Foreign Treasury Obligations                 70.1%
Short-Term Investments                       18.3%
Other Assets in Excess of Liabilities         0.8%

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

                                                                                   PRUDENT BEAR       PRUDENT GLOBAL
                                                                                       FUND            INCOME FUND
                                                                                   ------------       --------------
ASSETS:
   Investments, at value
       Unaffiliated issuers (cost $615,533,756
         and $331,892,234, respectively)                                           $638,499,212        $343,166,485
       Affiliated issuers (cost $28,834,775 and $728,252, respectively)              48,658,049             331,757
   Deposit at brokers for short sales                                                13,074,490                  --
   Receivable from broker for proceeds on securities sold short                     229,327,569                  --
   Receivable for futures contracts                                                     563,875                  --
   Receivable for investments sold                                                    1,105,394                  --
   Receivable for capital shares issued                                               2,839,126             557,376
   Interest and dividends receivable                                                  3,823,603           3,472,746
   Cash                                                                               9,656,272               1,530
   Other assets                                                                       1,092,590              27,530
                                                                                   ------------        ------------
   Total Assets                                                                     948,640,180         347,557,424
                                                                                   ------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $224,218,951 and $0, respectively)                                254,133,820                  --
   Payable for securities purchased                                                   7,404,155                  --
   Payable for capital shares redeemed                                                3,320,903             539,077
   Payable to Adviser                                                                   730,995             219,664
   Dividends payable on short positions                                                 337,100                  --
   Accrued expenses and other liabilities                                             1,125,647             571,889
                                                                                   ------------        ------------
   Total Liabilities                                                                267,052,620           1,330,630
                                                                                   ------------        ------------
NET ASSETS                                                                         $681,587,560        $346,226,794
                                                                                   ------------        ------------
                                                                                   ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                                   $815,960,312        $328,949,315
   Accumulated net investment income (loss)                                           8,460,169          (3,038,000)
   Accumulated undistributed net realized gain (loss) on long transactions, short transactions, option contracts expired or
     closed, futures contracts closed and foreign currency translation             (148,587,782)          9,542,197
   Net unrealized appreciation (depreciation) on:
       Investments                                                                   42,788,730          10,877,756
       Short transactions                                                           (29,914,869)                 --
       Futures contracts                                                             (7,119,000)                 --
       Foreign currency translation                                                          --            (104,474)
                                                                                   ------------        ------------
TOTAL NET ASSETS                                                                   $681,587,560        $346,226,794
                                                                                   ------------        ------------
                                                                                   ------------        ------------
NO LOAD SHARES:
   Net assets                                                                      $650,304,909        $346,226,794
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                                                111,307,474          28,140,337
   Net asset value, redemption price and offering price per share                  $       5.84        $      12.30
                                                                                   ------------        ------------
                                                                                   ------------        ------------
CLASS C SHARES:
   Net assets                                                                      $ 31,282,651
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                                                  5,562,226
   Net asset value, redemption price and offering price per share                  $       5.62
                                                                                   ------------
                                                                                   ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2006

                                                                                   PRUDENT BEAR       PRUDENT GLOBAL
                                                                                       FUND            INCOME FUND
                                                                                   ------------       --------------
INVESTMENT INCOME:
   Interest income                                                                  $26,586,015         $ 9,240,390
   Dividend income on long positions (net of foreign taxes
     withheld of $0 and $10,837, respectively)                                          630,287             140,039
                                                                                    -----------         -----------
   Total investment income                                                           27,216,302           9,380,429
                                                                                    -----------         -----------
EXPENSES:
   Investment advisory fee                                                            6,683,343           2,602,970
   Administration fee                                                                   447,682             248,146
   Shareholder servicing and accounting costs                                           547,814             368,072
   Custody fees                                                                          83,045              58,058
   Federal and state registration                                                        81,365              36,236
   Professional fees                                                                    109,973             111,116
   Distribution expense - No Load shares                                              1,274,335             867,657
   Distribution expense - Class C shares                                                249,337                  --
   Reports to shareholders                                                               45,607              24,465
   Directors' fees and expenses                                                          17,635              17,985
   Insurance expense                                                                     64,696              50,728
   Miscellaneous expense                                                                 25,555              25,955
   Dividends on short positions                                                       3,847,576                  --
                                                                                    -----------         -----------
   Total expenses                                                                    13,477,963           4,411,388
                                                                                    -----------         -----------
NET INVESTMENT INCOME                                                                13,738,339           4,969,041
                                                                                    -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                          20,838,629           5,939,783
       Long transactions from sales of affiliated issuers                            19,395,955                  --
       Short transactions                                                            (8,407,285)                 --
       Option contracts expired or closed                                            (4,545,159)                 --
       Futures contracts closed                                                      (1,977,543)                 --
       Foreign currency translation                                                          --          (1,333,301)
                                                                                    -----------         -----------
       Net realized gain (loss)                                                      25,304,597           4,606,482
   Change in unrealized appreciation (depreciation) on:
       Investments                                                                   16,746,345          13,125,816
       Short transactions                                                           (20,557,621)                 --
       Futures contracts                                                             (8,164,000)                 --
       Foreign currency translation                                                          --             195,361
                                                                                    -----------         -----------
       Net change in unrealized appreciation (depreciation)                         (11,975,276)         13,321,177
                                                                                    -----------         -----------
   Net realized and unrealized gain on investments                                   13,329,321          17,927,659
                                                                                    -----------         -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                         $27,067,660         $22,896,700
                                                                                    -----------         -----------
                                                                                    -----------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          PRUDENT BEAR FUND
                                                                                --------------------------------------
                                                                                    YEAR ENDED          YEAR ENDED
                                                                                SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
                                                                                ------------------  ------------------
OPERATIONS:
   Net investment income (loss)                                                    $ 13,738,339        $   (269,475)
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                          20,838,629           4,007,205
       Long transactions from sales of affiliated issuers                            19,395,955           7,670,028
       Short transactions                                                            (8,407,285)        (17,840,922)
       Option contracts expired or closed                                            (4,545,159)        (20,290,717)
       Futures contracts closed                                                      (1,977,543)        (11,990,125)
   Change in unrealized appreciation (depreciation) on:
       Investments                                                                   16,746,345          18,359,981
       Short transactions                                                           (20,557,621)           (295,702)
       Futures contracts                                                             (8,164,000)            806,437
                                                                                   ------------        ------------
   Net increase (decrease) in net assets resulting from operations                   27,067,660         (19,843,290)
                                                                                   ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                        (4,250,205)                 --
                                                                                   ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                          (169,533)                 --
                                                                                   ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares issued                                                      510,760,585         194,797,082
   Redemption fees                                                                      382,022             101,802
   Shares issued to holders in reinvestment of dividends                              3,712,744                  --
   Cost of shares redeemed                                                         (286,725,206)       (189,689,072)
                                                                                   ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                                228,130,145           5,209,812
                                                                                   ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             250,778,067         (14,633,478)
NET ASSETS:
   Beginning of period                                                              430,809,493         445,442,971
                                                                                   ------------        ------------
   End of period (including accumulated net investment
     income (loss) of $8,460,169, and
     ($2,574,436), respectively)                                                   $681,587,560        $430,809,493
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

                                                                                     PRUDENT GLOBAL INCOME FUND
                                                                               ---------------------------------------
                                                                                   YEAR ENDED           YEAR ENDED
                                                                               SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                                               ------------------   ------------------
OPERATIONS:
   Net investment income                                                         $  4,969,041          $  4,415,701
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                         5,939,783            24,989,235
       Long transactions from sales of affiliated issuers                                  --               746,835
       Short transactions                                                                  --                  (284)
       Foreign currency translation                                                (1,333,301)             (824,046)
   Change in unrealized appreciation (depreciation) on:
       Investments                                                                 13,125,816           (25,883,686)
       Foreign currency translation                                                   195,361              (710,832)
                                                                                 ------------          ------------
   Net increase in net assets resulting from operations                            22,896,700             2,732,923
                                                                                 ------------          ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                        (603,095)          (30,557,779)
   FROM NET REALIZED GAINS                                                         (1,753,869)           (5,448,501)
   FROM RETURN OF CAPITAL                                                                  --            (1,588,575)
                                                                                 ------------          ------------
   TOTAL DISTRIBUTIONS                                                             (2,356,964)          (37,594,855)
                                                                                 ------------          ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares issued                                                    149,501,678           237,659,061
   Redemption fees                                                                     32,998                23,783
   Shares issued to holders in reinvestment of dividends                            2,128,752            33,574,236
   Cost of shares redeemed                                                       (168,987,580)         (356,146,412)
                                                                                 ------------          ------------
   Net decrease in net assets resulting
     from capital share transactions                                              (17,324,152)          (84,889,332)
                                                                                 ------------          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             3,215,584          (119,751,264)
NET ASSETS:
   Beginning of period                                                            343,011,210           462,762,474
                                                                                 ------------          ------------
   End of period (including accumulated net investment
     loss of $3,038,000 and $614,000, respectively)                              $346,226,794          $343,011,210
                                                                                 ------------          ------------
                                                                                 ------------          ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   NO LOAD SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2006           2005           2004           2003           2002
                                                          ----           ----           ----           ----           ----

Per Share Data:
   Net asset value, beginning of period                   $5.47          $5.71          $6.84          $8.31          $6.31
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F21>(2)<F22>            0.15          (0.00)(4)<F24> (0.02)         (0.05)          0.06
   Net realized and unrealized
     gains (losses) on investments                         0.28          (0.24)         (0.78)         (0.96)          2.08
                                                          -----          -----          -----          -----          -----
   Total from investment operations                        0.43          (0.24)         (0.80)         (1.01)          2.14
                                                          -----          -----          -----          -----          -----

Redemption fees                                            0.00(4)<F24>   0.00(4)<F24>   0.00(4)<F24>     --             --
                                                          -----          -----          -----          -----          -----

Less distributions:
   Dividends from net investment income                   (0.06)            --          (0.33)         (0.22)         (0.14)
   Distributions from net realized gains                     --             --             --          (0.24)            --
                                                          -----          -----          -----          -----          -----
   Total distributions                                    (0.06)            --          (0.33)         (0.46)         (0.14)
                                                          -----          -----          -----          -----          -----
Net asset value, end of period                            $5.84          $5.47          $5.71          $6.84          $8.31
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                               7.92%         (4.20)%       (12.03)%       (12.58)%        35.47%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $650,305       $411,780       $429,469       $541,452       $521,030

   Ratio of total expenses to average net assets           2.49%          2.58%          2.28%          2.30%          2.29%
   Ratio of dividends on short positions
     to average net assets                                 0.72%          0.73%          0.44%          0.44%          0.40%

   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                           1.77%          1.85%          1.84%          1.86%          1.89%
       After expense reductions(5)<F25>                    1.77%          1.85%          1.83%          1.83%          1.84%

   Ratio of net investment income (loss)
     to average net assets                                 2.60%         (0.03)%        (0.38)%        (0.71)%         0.93%

   Portfolio turnover rate(3)<F23>                          104%           129%           138%           178%           266%

(1)<F21> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002 was $0.19, $0.04, $0.00, $(0.02), and $0.08, respectively.
(2)<F22> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F23> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F24>   Amount calculated is less than $0.005.
(5)<F25>   See Note 5 in Notes to the Financial Statements.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2006           2005           2004           2003           2002
                                                          ----           ----           ----           ----           ----

Per Share Data:
   Net asset value, beginning of period                   $5.29          $5.56          $6.68          $8.14          $6.23
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F26>(2)<F27>            0.11          (0.04)         (0.07)         (0.10)          0.01
   Net realized and unrealized
     gains (losses) on investments                         0.26          (0.24)         (0.75)         (0.94)          2.03
                                                          -----          -----          -----          -----          -----
   Total from investment operations                        0.37          (0.28)         (0.82)         (1.04)          2.04
                                                          -----          -----          -----          -----          -----

Redemption fees                                            0.00(4)<F29>   0.01           0.00(4)<F29>     --             --
                                                          -----          -----          -----          -----          -----

Less distributions:
   Dividends from net investment income                   (0.04)            --          (0.30)         (0.18)         (0.13)
   Distributions from net realized gains                     --             --             --          (0.24)            --
                                                          -----          -----          -----          -----          -----
   Total distributions                                    (0.04)            --          (0.30)         (0.42)         (0.13)
                                                          -----          -----          -----          -----          -----
Net asset value, end of period                            $5.62          $5.29          $5.56          $6.68          $8.14
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                               7.14%         (4.86)%       (12.72)%       (13.21)%        34.18%

Supplemental data and ratios:
   Net assets, end of period (000's)                    $31,283        $19,029        $15,971        $13,059         $7,842

   Ratio of total expenses to average net assets           3.24%          3.33%          3.03%          3.05%          3.04%
   Ratio of dividends on short positions
     to average net assets                                 0.72%          0.73%          0.44%          0.44%          0.40%

   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                           2.52%          2.60%          2.59%          2.61%          2.64%
       After expense reductions(5)<F30>                    2.52%          2.60%          2.58%          2.58%          2.59%

   Ratio of net investment income (loss)
     to average net assets                                 1.85%         (0.78)%        (1.13)%        (1.46)%         0.18%

   Portfolio turnover rate(3)<F28>                          104%           129%           138%           178%           266%

(1)<F26> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and September 30, 2002, was $0.14, $(0.00)(4), $(0.04), $(0.07), and $0.04,
           respectively.
(2)<F27> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F28> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F29>   Amount calculated is less than $0.005.
(5)<F30>   See Note 5 in Notes to the Financial Statements.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2006           2005           2004           2003           2002
                                                          ----           ----           ----           ----           ----

Per Share Data:
   Net asset value, beginning of period                  $11.53         $12.41         $12.49         $11.15         $ 9.31
                                                         ------         ------         ------         ------         ------

Income from investment operations:
   Net investment income                                   0.17(2)<F32>   0.12(2)<F32>   0.16(2)<F32>   0.11(1)<F31>   0.14(1)<F31>
   Net realized and unrealized
     gains (losses) on investments                         0.68          (0.03)          0.35           1.65           1.94
                                                         ------         ------         ------         ------         ------
   Total from investment operations                        0.85           0.09           0.51           1.76           2.08
                                                         ------         ------         ------         ------         ------

Redemption fees                                            0.00(3)<F33>   0.00(3)<F33>   0.00(3)<F33>     --             --
                                                         ------         ------         ------         ------         ------

Less distributions:
   Dividends from net investment income                   (0.02)         (0.81)         (0.55)         (0.28)         (0.23)
   Distributions from net realized gains                  (0.06)         (0.12)         (0.04)         (0.14)         (0.01)
   Return of capital                                         --          (0.04)            --             --             --
                                                         ------         ------         ------         ------         ------
   Total distributions                                    (0.08)         (0.97)         (0.59)         (0.42)         (0.24)
                                                         ------         ------         ------         ------         ------
Net asset value, end of period                           $12.30         $11.53         $12.41         $12.49         $11.15
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total return                                               7.47%          0.56%          4.15%         16.03%         22.54%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $346,227       $343,011       $462,762       $480,104       $126,191

   Ratio of operating expenses
     to average net assets:
       Before expense reductions                           1.27%          1.31%          1.31%          1.34%          1.55%
       After expense reductions(4)<F34>                    1.27%          1.31%          1.27%          1.34%          1.50%

   Ratio of net investment income
     to average net assets                                 1.43%          0.97%          1.24%          0.69%          1.34%

   Portfolio turnover rate                                   57%           232%            98%           117%            82%

(1)<F31> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F32> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F33>   Amount calculated is less than $0.005.
(4)<F34>   See Note 5 in Notes to the Financial Statements.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                 COMMON STOCKS -- 15.7%

                 BASIC MATERIALS -- 10.2%
   1,500,000     Alberta Star Development Corp.(a)<F35>                                                               $  2,160,591
   1,000,000     Alberta Star Development Corp. (Acquired 9/20/05, Cost $333,753)(a)<F35>(b)<F36>(c)<F37>(d)<F38>        1,440,394
     900,000     Anatolia Minerals Development Ltd.
                   (Acquired 12/15/04, Cost $1,275,345)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                                  3,035,563
     714,715     Aquiline Resources, Inc.(a)<F35>                                                                        2,794,278
     275,000     Aurora Energy Resources, Inc. (Acquired 3/22/06, Cost $850,662)(a)<F35>(b)<F36>(c)<F37>(d)<F38>         2,337,285
   5,512,798     Capstone Mining Corp.(a)<F35>(e)<F39>                                                                   7,792,638
     592,000     Capstone Mining Corp.
                   (Acquired 12/21/05 & 5/12/06, Cost $617,436)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                    836,824
     705,883     Capstone Mining Corp. (Acquired 5/11/06, Cost $805,208)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>           997,804
   1,363,778     Cascadero Copper Corporation(a)<F35>                                                                      122,011
     546,200     East Asia Minerals Corporation(a)<F35>                                                                    202,794
   1,127,038     East Asia Minerals Corporation (Acquired 3/03/05, $402,548)(a)<F35>(b)<F36>(c)<F37>(d)<F38>               418,448
     300,000     East Asia Minerals Corporation (Acquired 10/27/05, Cost $317,161)(a)<F35>(b)<F36>(c)<F37>(d)<F38>         111,385
          33     Exploration Capital Partners, LP (Acquired 10/14/98, Cost $29,714)(b)<F36>(c)<F37>                      7,169,464
     550,000     First Majestic Resource Corp.(a)<F35>                                                                   1,313,800
     275,000     First Majestic Resource Corp. (Acquired 5/07/04, Cost $512,931)(a)<F35>(b)<F36>(c)<F37>(d)<F38>           656,900
     809,091     Fronteer Development Group Inc.(a)<F35>                                                                 4,321,425
     400,000     Fronteer Development Group Inc. (Acquired 2/16/05, Cost $567,569)(a)<F35>(b)<F36>(c)<F37>(d)<F38>       2,136,435
     454,545     Fronteer Development Group Inc. (Acquired 4/11/06, Cost $651,934)(a)<F35>(b)<F36>(c)<F37>(d)<F38>       2,427,764
   1,155,000     Gold Canyon Resources, Inc. (Acquired 8/26/04, Cost $484,003)(a)<F35>(b)<F36>(c)<F37>(d)<F38>             320,331
   1,298,265     Golden Cycle Gold Corporation(a)<F35>(e)<F39>                                                          10,373,137
   2,643,513     Golden Phoenix Minerals, Inc. (Acquired 1/14/00, Cost $300,000)(a)<F35>(b)<F36>(c)<F37>                   851,740
   3,300,000     International KRL Resources Corp.(a)<F35>(e)<F39>                                                         501,901
      40,000     Laramide Resources Ltd. (Acquired 9/29/06, Cost $117,993)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                 168,213
   1,890,000     Northern Lion Gold Corp.(a)<F35>(e)<F39>                                                                  405,815
   3,235,000     Pershing Resources Corporation Inc.(a)<F35>                                                               388,200
     500,000     Powertech Uranium Corp. (Acquired 5/11/06, Cost $451,138)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                 796,242
   1,821,403     Rimfire Minerals Corporation(a)<F35>(e)<F39>                                                            2,590,947
   2,842,300     Sabina Silver Corporation(a)<F35>(e)<F39>                                                               3,076,880
     750,000     Sabina Silver Corporation
                   (Acquired 11/05/03, Cost $283,050)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                              811,899
     791,700     San Gold Corp.(a)<F35>                                                                                  1,005,783
     281,000     Santoy Resources Ltd.(a)<F35>                                                                             103,073
   1,737,599     Silverstone Resources Corp.
                   (Acquired 12/16/03 - 12/15/04, Cost $0)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                         982,476
     432,628     Silverstone Resources Corp.
                   (Acquired 12/21/05 & 5/03/06, Cost $0)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                          244,617
   1,400,000     Skygold Ventures Ltd.(a)<F35>                                                                           2,129,278
     268,409     Sunridge Gold Corp.(a)<F35>                                                                               600,333
     250,000     Sunridge Gold Corp. (Acquired 9/18/06, Cost $205,789)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                     475,285
     527,900     Trade Winds Ventures Inc.(a)<F35>(e)<F39>                                                                 148,771
   1,825,000     Trade Winds Ventures Inc.
                   (Acquired 6/29/04, Cost $1,001,743)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                             514,314
     800,000     Trade Winds Ventures Inc.
                   (Acquired 11/30/04, Cost $847,500)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                              225,453
         630     Viceroy Exploration Ltd.(a)<F35>                                                                            5,642
     151,515     Viceroy Exploration Ltd. (Acquired 12/01/04, Cost $374,605)(a)<F35>(b)<F36>(c)<F37>(d)<F38>             1,153,358
     666,667     YGC Resources Ltd. (Acquired 4/13/05, Cost $322,532)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                      984,120
                                                                                                                      ------------
                                                                                                                        69,133,611
                                                                                                                      ------------
                 HEALTH CARE -- 0.6%
     850,000     ADVENTRX Pharmaceuticals, Inc.(a)<F35>                                                                  2,329,000
     375,000     ADVENTRX Pharmaceuticals, Inc.
                   (Acquired 3/01/06, Cost $228,750)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                                       873,375
     435,367     Cardima, Inc.(a)<F35>                                                                                      19,592
     100,000     Genitope Corporation(a)<F35>                                                                              292,000
     250,000     Pro Pharmaceuticals, Inc.(a)<F35>                                                                         205,000
                                                                                                                      ------------
                                                                                                                         3,718,967
                                                                                                                      ------------
                 METALS & MINING -- 4.5%
     300,000     American Gold Capital Corp.(a)<F35>                                                                       448,222
     400,000     Andina Minerals, Inc.(a)<F35>                                                                             747,931
     800,000     Bear Creek Mining Corporation(a)<F35>                                                                   7,157,235
      40,000     Bear Creek Mining Corporation (Acquired 8/30/05, Cost $107,953)(a)<F35>(b)<F36>(c)<F37>(d)<F38>           357,862
   3,000,000     Brilliant Mining Corp.(a)<F35>(e)<F39>                                                                  2,227,690
   1,000,000     Brilliant Mining Corp. (Acquired 5/10/06, Cost $708,012)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>          742,563
   4,975,000     Cash Minerals Ltd.(a)<F35>(e)<F39>                                                                      7,121,449
   2,000,000     Commander Resources Ltd.(a)<F35>                                                                        1,252,516
   3,366,200     Crosshair Exploration & Mining Corp.(a)<F35>(e)<F39>                                                    5,842,476
     500,000     Crosshair Exploration & Mining Corp.
                   (Acquired 11/04/05, Cost $338,070)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                              867,815
     857,143     Franklin Lake Resources Inc.(a)<F35>(e)<F39>                                                              171,429
   1,500,000     Fury Explorations Ltd.(a)<F35>(e)<F39>                                                                  1,100,425
     600,000     Fury Explorations Ltd. (Acquired 9/20/06, Cost $429,744)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>          374,145
     485,000     Gateway Gold Corp.(a)<F35>                                                                                433,907
     500,000     Global Copper Corp.(a)<F35>                                                                               702,304
     800,000     Grayd Resource Corp.(a)<F35>                                                                              687,095
      85,000     Kenrich-Eskay Mining Corp.(a)<F35>                                                                         88,973
     260,000     Niblack Mining Corp.(a)<F35>                                                                              130,262
     222,500     Niblack Mining Corp. (Acquired 3/30/04, Cost $0)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                          111,474
     525,000     Niblack Mining Corp. (Acquired 3/02/06, Cost $252,050)(a)<F35>(b)<F36>(c)<F37>(d)<F38>                    263,028
                                                                                                                      ------------
                                                                                                                        30,828,801
                                                                                                                      ------------
                 POLLUTION CONTROL -- 0.1%
     628,209     Migami, Inc.(a)<F35>                                                                                      223,014
     566,300     Sonic Environmental Solutions Inc.(a)<F35>(e)<F39>                                                        303,986
     750,000     Sonic Environmental Solutions Inc.
                   (Acquired 9/20/05, Cost $1,267,329)(a)<F35>(b)<F36>(c)<F37>(d)<F38>(e)<F39>                             402,595
                                                                                                                      ------------
                                                                                                                           929,595
                                                                                                                      ------------
                 RESTAURANTS -- 0.0%
           6     Restaurant Brands New Zealand Limited                                                                           4
                                                                                                                      ------------
                 SATELLITE -- 0.3%
     107,777     Globalstar Inc. - Series A (Acquired 12/21/04, Cost $401,833)(a)<F35>(b)<F36>(c)<F37>(d)<F38>           1,976,630
                                                                                                                      ------------
                 TECHNOLOGY -- 0.0%
     398,433     Aura Systems, Inc.(a)<F35>                                                                                302,809
                                                                                                                      ------------
                 TOTAL COMMON STOCKS (Cost $63,765,427)                                                                106,890,417
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                 U.S. TREASURY OBLIGATIONS -- 48.0%

                 U.S. TREASURY NOTES:
 $25,605,000     2.500%, 10/31/2006(f)<F40>                                                                             25,554,994
  73,500,000     2.875%, 11/30/2006(g)<F41>                                                                             73,253,114
  10,300,000     3.000%, 12/31/2006(g)<F41>                                                                             10,247,295
  18,300,000     3.125%, 1/31/2007(f)<F40>                                                                              18,187,052
   2,500,000     2.250%, 2/15/2007                                                                                       2,474,415
  11,700,000     3.375%, 2/28/2007(g)<F41>                                                                              11,621,844
  25,300,000     3.750%, 3/31/2007(f)<F40>                                                                              25,140,888
  59,250,000     3.625%, 4/30/2007(f)<F40>                                                                              58,782,458
   5,100,000     4.375%, 5/15/2007                                                                                       5,080,676
  97,870,000     3.500%, 5/31/2007(f)<F40>                                                                              96,921,835
                                                                                                                      ------------
                 TOTAL U.S. TREASURY OBLIGATIONS (Cost $327,460,264)                                                   327,264,571
                                                                                                                      ------------

   SHARES
   ------
                 WARRANTS -- 0.4%
                 Alberta Star Development Corp.
     500,000       Expiration: September 2007, Exercise Price: $0.65 CAD
                   (Acquired 9/20/05, Cost $5,000) (b)<F36>(c)<F37>(d)<F38>                                                444,867
                 Anatolia Minerals Development Ltd.
     450,000       Expiration: December 2006, Exercise Price: $2.50 CAD
                   (Acquired 12/15/04, Cost $4,500) (b)<F36>(c)<F37>(d)<F38>                                               488,146
                 Aquiline Resources, Inc.
      78,125       Expiration: October 2006, Exercise Price: $2.00 CAD
                   (Acquired 10/07/05, Cost $781) (b)<F36>(c)<F37>(d)<F38>                                                 149,205
                 Aura Systems, Inc.
     105,990       Expiration: January 2007-2011, Exercise Price: $3.00
                   (Acquired 3/21/06, Cost $1,060) (b)<F36>(c)<F37>(d)<F38>                                                     --
                 Bear Creek Mining Corporation
      20,000       Expiration: August 2007, Exercise Price: $4.25 CAD
                   (Acquired 8/30/05, Cost $200) (b)<F36>(c)<F37>(d)<F38>                                                  112,762
                 Brilliant Mining Corp.
     500,000       Expiration: May 2008, Exercise Price: $1.05 CAD
                   (Acquired 5/10/06, Cost $5,000) (b)<F36>(c)<F37>(d)<F38>                                                198,613
                 Cascadero Copper Corporation
     888,889       Expiration: December 2006, Exercise Price: $0.65 CAD
                   (Acquired 12/21/04, Cost $8,889) (b)<F36>(c)<F37>(d)<F38>                                                    --
                 Crosshair Exploration & Mining Corp.
     250,000       Expiration: November 2007, Exercise Price: $1.25 CAD
                   (Acquired 11/04/05, Cost $2,500) (b)<F36>(c)<F37>(d)<F38>                                               209,931
                 East Asia Minerals Corporation
     563,519       Expiration: March 2007, Exercise Price: $1.00 CAD
                   (Acquired 3/03/05, Cost $5,635) (b)<F36>(c)<F37>(d)<F38>                                                  7,562
     150,000       Expiration: October 2007, Exercise Price: $1.75 CAD
                   (Acquired 10/27/05, Cost $1,500) (b)<F36>(c)<F37>(d)<F38>                                                 4,026
                 Fronteer Development Group Inc.
     200,000       Expiration: February 2007, Exercise Price: $2.75 CAD
                   (Acquired 2/16/05, Cost $2,000) (b)<F36>(c)<F37>(d)<F38>                                                538,510
                 Fury Explorations Ltd.
     300,000       Expiration: February 2008, Exercise Price: $1.25 CAD
                   (Acquired 9/20/06, Cost $3,000) (b)<F36>(c)<F37>(d)<F38>                                                 60,470
                 Kenrich-Eskay Mining Corp.
     250,000       Expiration: February 2007, Exercise Price: $1.25 CAD
                   (Acquired 2/06/06, Cost $2,500) (b)<F36>(c)<F37>(d)<F38>                                                 52,740
                 Metalline Mining Co. Inc.
      22,220       Expiration: October 2007, Exercise Price: $5.00
                   (Acquired 10/08/02, Cost $222) (b)<F36>(c)<F37>(d)<F38>                                                   2,102
                 Niblack Mining Corp.
     262,500       Expiration: September 2007, Exercise Price: $0.80 CAD
                   (Acquired 3/02/06, Cost $2,625) (b)<F36>(c)<F37>(d)<F38>                                                 39,642
                 Powertech Uranium Corp.
     250,000       Expiration: May 2007, Exercise Price: $1.30 CAD
                   (Acquired 5/11/06, Cost $2,500) (b)<F36>(c)<F37>(d)<F38>                                                142,183
                 Silverstone Resources Corp.
   1,085,114       Expiration: June 2007, Exercise Price: $1.80 CAD
                   (Acquired 12/16/03 - 5/03/06, Cost $0) (b)<F36>(c)<F37>(d)<F38>                                              --
                 Sonic Environmental Solutions Inc.
     375,000       Expiration: September 2007, Exercise Price: $2.75 CAD
                   (Acquired 9/20/05, Cost $3,750) (b)<F36>(c)<F37>(d)<F38>                                                  1,376
                 Trade Winds Ventures Inc.
     400,000       Expiration: November 2006, Exercise Price: $1.75 CAD
                   (Acquired 11/30/04, Cost $4,000) (b)<F36>(c)<F37>(d)<F38>                                                    --
                 YGC Resources Ltd.
     333,334       Expiration: April 2007, Exercise Price: $1.00 CAD
                   (Acquired 4/13/05, Cost $3,334) (b)<F36>(c)<F37>(d)<F38>                                                181,406
                                                                                                                      ------------
                 TOTAL WARRANTS (Cost $58,996)                                                                           2,633,541
                                                                                                                      ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                 PURCHASED PUT OPTIONS -- 0.7%
                 Advanced Micro Devices, Inc.
         300       Expiration: October 2006, Exercise Price: $27.50                                                         93,000
                 Agnico-Eagle Mines Limited
         400       Expiration: November 2006, Exercise Price: $40.00                                                       360,000
                 Alliance Data Systems Corp.
         200       Expiration: December 2006, Exercise Price: $50.00                                                        28,500
                 AMBAC Financial Group, Inc.
         200       Expiration: November 2006, Exercise Price: $80.00                                                        22,500
         200       Expiration: February 2007, Exercise Price: $80.00                                                        47,000
                 Apple Computer, Inc.
         300       Expiration: October 2006, Exercise Price: $62.50                                                          3,750
                 Avery Dennison Corp.
         300       Expiration: October 2006, Exercise Price: $60.00                                                         23,250
         200       Expiration: January 2007, Exercise Price: $60.00                                                         44,500
                 Bank of America Corporation
         400       Expiration: November 2006, Exercise Price: $47.50                                                         4,000
         400       Expiration: November 2006, Exercise Price: $50.00                                                         9,000
         300       Expiration: January 2007, Exercise Price: $45.00                                                          4,500
                 Barrick Gold Corporation
         600       Expiration: October 2006, Exercise Price: $35.00                                                        255,000
                 The Bear Stearns Companies Inc.
         200       Expiration: April 2007, Exercise Price: $120.00                                                          62,000
                 Bed Bath & Beyond, Inc.
         300       Expiration: January 2007, Exercise Price: $37.50                                                         49,500
                 Brightpoint, Inc.
         500       Expiration: October 2006, Exercise Price: $20.88 (h)<F42>                                               399,000
                 Bristol-Myers Squibb Company
       1,000       Expiration: December 2006, Exercise Price: $20.00                                                        10,000
                 Caremark Rx, Inc.
         400       Expiration: December 2006, Exercise Price: $45.00                                                         8,000
         200       Expiration: December 2006, Exercise Price: $50.00                                                        13,000
         250       Expiration: March 2007, Exercise Price: $50.00                                                           33,125
                 Citigroup Inc.
       1,000       Expiration: December 2006, Exercise Price: $47.50                                                        60,000
         200       Expiration: December 2006, Exercise Price: $50.00                                                        30,000
         200       Expiration: January 2007, Exercise Price: $47.50                                                         16,000
         300       Expiration: March 2007, Exercise Price: $50.00                                                           64,500
                 Commerce Bancorp Inc.
         200       Expiration: December 2006, Exercise Price: $37.50                                                        46,000
                 Corus Bankshares, Inc.
         200       Expiration: December 2006, Exercise Price: $30.00                                                       153,000
                 D.R. Horton, Inc.
         300       Expiration: November 2006, Exercise Price: $22.50                                                        25,500
                 Darden Restaurants, Inc.
         300       Expiration: January 2007, Exercise Price: $40.00                                                         48,000
                 Fannie Mae
         200       Expiration: December 2006, Exercise Price: $45.00                                                         3,000
                 Financial Select Sector SPDR Fund
         300       Expiration: December 2006, Exercise Price: $34.00                                                        16,500
                 First Horizon National Corporation
         100       Expiration: November 2006, Exercise Price: $40.00                                                        22,500
                 The First Marblehead Corp.
         100       Expiration: December 2006, Exercise Price: $40.00                                                         1,750
                 Freddie Mac
         200       Expiration: October 2006, Exercise Price: $60.00                                                          2,000
                 Genworth Financial Inc. - Class A
         200       Expiration: December 2006, Exercise Price: $30.00                                                         3,000
                 The Goldman Sachs Group, Inc.
         200       Expiration: April 2007, Exercise Price: $145.00                                                          70,000
                 Google, Inc.
         100       Expiration: January 2007, Exercise Price: $310.00                                                        31,000
                 IndyMac Bancorp, Inc.
         200       Expiration: October 2006, Exercise Price: $45.00                                                         79,000
                 Investors Financial Services Corp.
         200       Expiration: October 2006, Exercise Price: $47.50                                                         91,000
                 JPMorgan Chase & Co.
         200       Expiration: December 2006, Exercise Price: $40.00                                                         3,500
         500       Expiration: December 2006, Exercise Price: $42.50                                                        17,500
         200       Expiration: December 2006, Exercise Price: $45.00                                                        15,000
         400       Expiration: January 2007, Exercise Price: $40.00                                                         12,000
         300       Expiration: March 2007, Exercise Price: $45.00                                                           42,000
                 Kohl's Corporation
         400       Expiration: October 2006, Exercise Price: $50.00                                                          1,000
                 Lehman Brothers Holdings Inc.
         200       Expiration: January 2007, Exercise Price: $60.00                                                         14,000
         200       Expiration: April 2007, Exercise Price: $65.00                                                           47,000
                 M.D.C. Holdings, Inc.
         150       Expiration: November 2006, Exercise Price: $45.00                                                        29,250
                 Mattel, Inc.
         500       Expiration: October 2006, Exercise Price: $17.50                                                          3,750
                 MBIA Inc.
         100       Expiration: November 2006, Exercise Price: $50.00                                                         1,000
         200       Expiration: January 2007, Exercise Price: $55.00                                                         19,000
         200       Expiration: February 2007, Exercise Price: $60.00                                                        48,500
                 Merrill Lynch & Co., Inc.
         200       Expiration: January 2007, Exercise Price: $70.00                                                         18,500
         200       Expiration: April 2007, Exercise Price: $75.00                                                           60,500
                 MGIC Investment Corporation
         300       Expiration: December 2006, Exercise Price: $65.00                                                       168,000
                 Morgan Stanley
         200       Expiration: April 2007, Exercise Price: $65.00                                                           36,000
                 The Morgan Stanley Retail Index
         100       Expiration: December 2006, Exercise Price: $155.00                                                        9,750
         400       Expiration: December 2006, Exercise Price: $160.00                                                       57,000
         200       Expiration: December 2006, Exercise Price: $165.00                                                       43,000
         600       Expiration: December 2006, Exercise Price: $175.00                                                      264,000
                 New Century Financial Corp.
         100       Expiration: November 2006, Exercise Price: $40.00                                                        24,500
                 Newell Rubbermaid Inc.
         300       Expiration: January 2007, Exercise Price: $25.00                                                         10,500
                 The PHLX Housing Sector Index
         200       Expiration: October 2006, Exercise Price: $195.00                                                        31,500
         100       Expiration: October 2006, Exercise Price: $210.00                                                        62,500
         400       Expiration: November 2006, Exercise Price: $205.00                                                      284,000
                 Rent-A-Center, Inc.
         500       Expiration: December 2006, Exercise Price: $25.00                                                        26,250
                 The Russell 2000 Index
         100       Expiration: December 2006, Exercise Price: $700.00                                                      181,000
         100       Expiration: January 2007, Exercise Price: $680.00                                                       173,000
                 The Ryland Group, Inc.
         200       Expiration: November 2006, Exercise Price: $40.00                                                        31,000
                 SanDisk Corp.
         300       Expiration: October 2006, Exercise Price: $50.00                                                         43,500
                 Sonic Corp.
         120       Expiration: December 2006, Exercise Price: $20.00                                                         2,400
          50       Expiration: December 2006, Exercise Price: $22.50                                                         4,500
                 SPDR Trust Series 1
         200       Expiration: October 2006, Exercise Price: $130.00                                                         8,000
         200       Expiration: November 2006, Exercise Price: $132.00                                                       28,500
                 Standard and Poor's 500 Index
         600       Expiration: December 2006, Exercise Price: $1,200.00                                                    237,000
         100       Expiration: December 2006, Exercise Price: $1,210.00                                                     47,000
         100       Expiration: December 2006, Exercise Price: $1,275.00                                                    108,500
                 Stericycle, Inc.
         500       Expiration: November 2006, Exercise Price: $65.00                                                        38,750
                 Toll Brothers, Inc.
         200       Expiration: November 2006, Exercise Price: $27.50                                                        26,000
                 Washington Mutual, Inc.
         200       Expiration: January 2007, Exercise Price: $45.00                                                         51,500
                                                                                                                      ------------
                 TOTAL PURCHASED PUT OPTIONS (Cost $7,283,787)                                                           4,562,525
                                                                                                                      ------------

   SHARES
   ------
                 SHORT-TERM INVESTMENTS -- 36.0%
                 MUTUAL FUNDS -- 1.3%
   9,075,390     Federated US Treasury Cash Reserve Fund                                                                 9,075,390
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                 U.S. TREASURY BILLS -- 34.7%
 $20,000,000     4.653%, 10/05/2006                                                                                     19,989,185
  56,782,000     4.900%, 10/12/2006(g)<F41>                                                                             56,698,349
  20,000,000     4.740%, 10/19/2006(g)<F41>                                                                             19,951,689
  16,000,000     4.775%, 10/26/2006(f)<F40>                                                                             15,946,686
  21,000,000     4.780%, 11/02/2006(g)<F41>                                                                             20,916,796
  20,000,000     4.900%, 11/09/2006(g)<F41>                                                                             19,895,949
  20,000,000     4.838%, 11/16/2006(g)<F41>                                                                             19,877,170
  20,000,000     4.810%, 11/24/2006(f)<F40>                                                                             19,855,299
  10,000,000     4.840%, 11/30/2006(g)<F41>                                                                              9,923,530
   5,000,000     4.915%, 12/14/2006                                                                                      4,952,205
  13,000,000     4.810%, 12/21/2006                                                                                     12,862,551
  16,000,000     4.815%, 12/07/2006                                                                                     15,861,408
                                                                                                                      ------------
                                                                                                                       236,730,817
                                                                                                                      ------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost $245,800,057)                                                      245,806,207
                                                                                                                      ------------
                 Total Investments  (Cost $644,368,531) -- 100.8%                                                      687,157,261
                 Liabilities in Excess of Other Assets -- (0.8)%                                                        (5,569,701)
                                                                                                                      ------------
                 TOTAL NET ASSETS -- 100.0%                                                                           $681,587,560
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.

(a)<F35>   Non-income producing security.
(b)<F36>   Fair valued security.
(c)<F37>   Restricted security.
(d)<F38>   Private placement issue.
(e)<F39>   Affiliated company. See Note 7 in Notes to the Financial Statements.
(f)<F40> All or a portion of the securities have been committed as collateral for open short positions.
(g)<F41> All or a portion of the securities have been committed as collateral for futures contracts.
(h)<F42>   120 shares per contract.
CAD - Canadian Dollars

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

  SHARES                                                              VALUE
  ------                                                              -----
   8,000     Advanced Micro Devices, Inc.                         $    198,800
  45,000     Agnico-Eagle Mines Limited                              1,400,850
  44,000     Analog Devices, Inc.                                    1,293,160
 120,000     Apollo Group, Inc.                                      5,908,800
 102,000     Avery Dennison Corp.                                    6,137,340
  63,000     Bank of America Corporation                             3,374,910
  40,000     Bed Bath & Beyond, Inc.                                 1,530,400
 115,000     Boston Scientific Corp.                                 1,700,850
  80,000     Bristol-Myers Squibb Company                            1,993,600
  95,500     Brunswick Corporation                                   2,978,645
  16,000     Capital One Financial Corp.                             1,258,560
  50,000     Career Education Corp.                                  1,124,500
  37,000     Caremark Rx, Inc.                                       2,096,790
  68,000     Citigroup Inc.                                          3,377,560
  47,000     Commerce Bancorp Inc.                                   1,725,370
  37,000     Comverse Technology, Inc.                                 793,280
 235,000     Constellation Brands, Inc. - Class A                    6,763,300
  30,000     Consumer Staples Select Sector SPDR Fund                  761,400
  28,000     Countrywide Financial Corporation                         981,120
  65,000     D.R. Horton, Inc.                                       1,556,750
  75,000     Darden Restaurants, Inc.                                3,185,250
 250,000     DIAMONDS Trust Series I                                29,185,000
 170,000     Dollar General Corp.                                    2,317,100
  20,300     Eldorado Gold Corporation                                  88,305
 125,000     Eli Lilly & Company                                     7,125,000
  28,000     EMC Corporation                                           335,440
  34,000     Fannie Mae                                              1,900,940
  13,000     First Horizon National Corporation                        494,130
 100,000     Flextronics International Ltd.                          1,264,000
  70,000     Florida Rock Industries, Inc.                           2,709,700
  25,000     Freddie Mac                                             1,658,250
  26,000     Gentex Corporation                                        369,460
 125,000     Golden Star Resources Ltd.                                341,250
 310,000     H&R Block, Inc.                                         6,739,400
  23,500     Harman International Industries, Inc.                   1,960,840
   8,000     The Houston Exploration Co.                               441,200
  55,000     Hovnanian Enterprises, Inc.                             1,613,700
  15,000     iShares Lehman 20+ Year Treasury Bond Fund              1,340,850
  30,000     iShares Russell 2000 Growth Index Fund                  2,171,700
 225,000     Ivanhoe Mines Ltd.                                      1,408,500
 100,000     Ivanhoe Mines Ltd.                                        623,574
  72,000     JPMorgan Chase & Co.                                    3,381,120
  37,000     KB Home                                                 1,620,600
  15,500     L-3 Communications Holdings, Inc.                       1,214,115
 270,000     Leggett & Platt, Inc.                                   6,758,100
  36,000     Lennar Corporation                                      1,629,000
  42,000     M.D.C. Holdings, Inc.                                   1,950,900
  60,000     Marvell Technology Group Ltd.                           1,162,200
 265,000     Mattel, Inc.                                            5,220,500
  24,000     MBIA Inc.                                               1,474,560
  34,000     MGIC Investment Corporation                             2,038,980
  75,000     Mohawk Industries, Inc.                                 5,583,750
 180,000     Newell Rubbermaid Inc.                                  5,097,600
  37,000     Nokia Corp. - ADR                                         728,530
  70,000     Office Depot, Inc.                                      2,779,000
 168,000     O'Reilly Automotive, Inc.                               5,579,280
 205,000     Patterson Companies, Inc.                               6,890,050
  83,000     Polaris Industries, Inc.                                3,415,450
  82,000     Pool Corporation                                        3,157,000
   3,000     Radian Group, Inc.                                        180,000
  40,000     The Ryland Group, Inc.                                  1,728,400
 128,000     Seagate Technology                                      2,955,520
  10,000     Shell Canada Ltd.                                         280,474
 180,000     Sonic Corp.                                             4,069,800
 235,000     SPDR Trust Series 1                                    31,391,300
  82,000     Stericycle, Inc.                                        5,722,780
 210,000     SUPERVALU INC.                                          6,226,500
  49,000     Telefonaktiebolaget LM Ericsson - ADR                   1,688,050
   7,000     Thor Industries, Inc.                                     288,190
  58,000     Toll Brothers, Inc.                                     1,628,640
 125,000     UTStarcom, Inc.                                         1,108,750
  59,838     Valueclick, Inc.                                        1,109,397
 120,000     Wal-Mart Stores, Inc.                                   5,918,400
  45,000     Websense, Inc.                                            972,450
  91,000     Wells Fargo & Company                                   3,292,380
  68,000     Whirlpool Corporation                                   5,719,480
 100,000     Whole Foods Market, Inc.                                5,943,000
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT (Proceeds $224,218,951)  $254,133,820
                                                                  ------------
                                                                  ------------
ADR - American Depository Receipt

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                      COMMON STOCKS -- 7.6%

                      CANADA -- 5.6%
    180,186           Agnico-Eagle Mines Limited                                                                      $  5,579,278
  3,371,100           BacTech Mining Corporation(a)<F43>(f)<F48>                                                           331,757
    445,000           Central Fund of Canada Limited - Class A                                                           3,742,450
  1,155,353           First Majestic Resource Corp.(a)<F43>                                                              2,759,823
    687,500           First Majestic Resource Corp.
                        (Acquired 5/07/04, Cost $1,282,327)(a)<F43>(b)<F44>(c)<F45>(d)<F46>                              1,642,250
    100,000           Goldcorp, Inc.                                                                                     2,358,309
    120,000           Goldcorp, Inc.                                                                                     2,832,000
                                                                                                                      ------------
                                                                                                                        19,245,867
                                                                                                                      ------------
                      SOUTH AFRICA -- 0.9%
     85,000           AngloGold Ashanti Limited - ADR                                                                    3,207,900
                                                                                                                      ------------
                      UNITED STATES -- 1.1%
     30,000           Newmont Mining Corp.                                                                               1,282,500
    100,000           Royal Gold, Inc.                                                                                   2,713,000
                                                                                                                      ------------
                                                                                                                         3,995,500
                                                                                                                      ------------
                      TOTAL COMMON STOCKS (Cost $16,841,266)                                                            26,449,267
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                      CONVERTIBLE BONDS -- 0.4%
                      BacTech Mining Corporation
  3,000,000  CAD        10.000%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(a)<F43>(b)<F44>(c)<F45>(d)<F46>           1,341,982
                                                                                                                      ------------
                      TOTAL CONVERTIBLE BONDS (Cost $2,230,050)                                                          1,341,982
                                                                                                                      ------------

                      CORPORATE BONDS -- 2.8%
                      UBS Gold Bullion Notes
$ 7,000,000             0.000%, 8/29/2008(a)<F43>(e)<F47>                                                                9,800,000
                                                                                                                      ------------
                      TOTAL CORPORATE BONDS (Cost $7,000,000)                                                            9,800,000
                                                                                                                      ------------

                      FOREIGN TREASURY OBLIGATIONS -- 70.1%

                      AUSTRALIA -- 3.6%
                      Australian Government Bond
 16,620,000  AUD        6.750%, 11/15/2006                                                                              12,395,299
                                                                                                                      ------------
                      CANADA -- 8.8%
                      Canadian Treasury Bill
 34,030,000  CAD        0.000%, 10/19/2006                                                                              30,386,106
                                                                                                                      ------------
                      DENMARK -- 3.6%
                      Kingdom of Denmark Bonds
 74,070,000  DKK        3.000%, 11/15/2006                                                                              12,588,064
                                                                                                                      ------------
                      GERMANY -- 17.0%
                      German Treasury Bill
 22,860,000  EUR        0.000%, 12/07/2006                                                                              28,823,352
 23,880,000  EUR        0.000%, 12/13/2006                                                                              30,092,779
                                                                                                                      ------------
                                                                                                                        58,916,131
                                                                                                                      ------------
                      HONG KONG -- 7.1%
                      Hong Kong Government Bond
190,000,000  HKD        7.370%, 10/30/2006                                                                              24,461,178
                                                                                                                      ------------
                      ITALY -- 1.0%
                      Republic of Italy Bond
400,000,000  JPY        0.375%, 10/10/2006                                                                               3,386,328
                                                                                                                      ------------
                      NEW ZEALAND -- 1.1%
                      New Zealand Government Bond
  6,020,000  NZD        8.000%, 11/15/2006                                                                               3,933,384
                                                                                                                      ------------
                      NORWAY -- 4.8%
                      Norwegian Government Bond
108,559,000  NOK        6.750%, 1/15/2007                                                                               16,776,928
                                                                                                                      ------------
                      SINGAPORE -- 4.5%
                      Singapore Government Bond
 24,600,000  SGD        4.000%, 3/01/2007                                                                               15,555,843
                                                                                                                      ------------
                      SWEDEN -- 4.0%
                      Swedish Government Bond
 96,700,000  SEK        8.000%, 08/15/2007                                                                              13,735,394
                                                                                                                      ------------
                      SWITZERLAND -- 12.1%
                      Swiss Government Bond
 31,900,000  CHF        0.000%, 11/09/2006                                                                              25,467,448
 20,163,000  CHF        4.500%, 6/10/2007                                                                               16,406,808
                                                                                                                      ------------
                                                                                                                        41,874,256
                                                                                                                      ------------
                      UNITED KINGDOM -- 2.5%
                      United Kingdom Treasury Bond
  4,560,000  GBP        4.500%, 3/07/2007                                                                                8,521,340
                                                                                                                      ------------
                      TOTAL FOREIGN TREASURY OBLIGATIONS
                        (Cost $243,172,428)                                                                            242,530,251
                                                                                                                      ------------
   SHARES
   ------
                      SHORT-TERM INVESTMENTS -- 18.3%

                      MUTUAL FUNDS -- 1.9%
  6,538,703           Federated US Treasury Cash Reserve Fund                                                            6,538,703
                                                                                                                      ------------
 PRINCIPAL
   AMOUNT
 ---------
                      U.S. TREASURY BILLS -- 16.4%
$ 5,000,000           4.653%, 10/05/2006                                                                                 4,997,333
 18,000,000           4.900%, 10/12/2006                                                                                17,974,308
  4,000,000           4.740%, 10/19/2006                                                                                 3,990,857
 10,000,000           4.775%, 10/26/2006                                                                                 9,968,254
  7,000,000           4.780%, 11/02/2006                                                                                 6,971,245
 13,000,000           4.900%, 11/09/2006                                                                                12,936,042
                                                                                                                      ------------
                                                                                                                        56,838,039
                                                                                                                      ------------
                      TOTAL SHORT-TERM INVESTMENTS (Cost $63,376,742)                                                   63,376,742
                                                                                                                      ------------
                      Total Investments  (Cost $332,620,486) -- 99.2%                                                  343,498,242
                      Other Assets in Excess of Liabilities -- 0.8%                                                      2,728,552
                                                                                                                      ------------
                      TOTAL NET ASSETS -- 100.0%                                                                      $346,226,794
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.

(a)<F43>   Non-income producing security.
(b)<F44>   Fair valued security.
(c)<F45>   Restricted security.
(d)<F46>   Private placement issue.
(e)<F47>   Redemption value linked to the value of gold bullion.
(f)<F48>   Affiliated company. See Note 7 in Notes to the Financial Statements.
ADR   American Depository Receipt
AUD   Australian Dollars
GBP   British Pounds
CAD   Canadian Dollars
DKK   Danish Krone
EUR   European Monetary Units
HKD   Hong Kong Dollars
JPY   Japanese Yen
NOK   Norwegian Kroner
NZD   New Zealand Dollars
SGD   Singapore Dollars
CHF   Swiss Francs
SEK   Swedish Krona

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ Global Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the "Adviser") in accordance with procedures approved by the Board of Directors of the Company. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At September 30, 2006, fair valued investments represent 5.5% and 0.9% of net assets in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market values of securities sold, but not yet purchased, may require purchasing the securities at values which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

     j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2006, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $37,699,342 and $2,984,232, respectively, representing 5.5% and 0.9% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     k) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

     l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $8,918,793 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund
     No Load Shares:
                                                            Year Ended
                                                        September 30, 2006
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $ 491,154,870      83,375,346
        Redemption fees                                373,874              --
        Issued as reinvestment of dividends          3,595,735         668,352
        Redeemed                                  (278,094,369)    (48,014,983)
                                                 -------------     -----------
        Net Increase                             $ 217,030,110      36,028,715
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                     75,278,759
                                                                   -----------
            End of Period                                          111,307,474
                                                                   -----------
                                                                   -----------
     Class C Shares:
                                                            Year Ended
                                                        September 30, 2006
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $  19,605,715       3,485,099
        Redemption fees                                  8,148              --
        Issued as reinvestment of dividends            117,009          22,459
        Redeemed                                    (8,630,837)     (1,539,945)
                                                 -------------     -----------
        Net Increase                             $  11,100,035       1,967,613
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                      3,594,613
                                                                   -----------
            End of Period                                            5,562,226
                                                                   -----------
                                                                   -----------
     No Load Shares:
                                                            Year Ended
                                                        September 30, 2005
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $ 184,083,559      34,033,039
        Redemption fees                                 73,846              --
        Redeemed                                  (182,689,042)    (33,966,732)
                                                 -------------     -----------
        Net Increase                             $   1,468,363          66,307
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                     75,212,452
                                                                   -----------
            End of Period                                           75,278,759
                                                                   -----------
                                                                   -----------
     Class C Shares:
                                                            Year Ended
                                                        September 30, 2005
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $  10,713,523       2,042,646
        Redemption fees                                 27,956              --
        Redeemed                                    (7,000,030)     (1,318,890)
                                                 -------------     -----------
        Net Increase                             $   3,741,449         723,756
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                      2,870,857
                                                                   -----------
            End of Period                                            3,594,613
                                                                   -----------
                                                                   -----------
     Prudent Global Income Fund
                                                            Year Ended
                                                        September 30, 2006
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $ 149,501,678      12,196,509
        Redemption fees                                 32,998              --
        Issued as reinvestment of dividends          2,128,752         184,148
        Redeemed                                  (168,987,580)    (13,978,683)
                                                 -------------     -----------
        Net Decrease                             $ (17,324,152)     (1,598,026)
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                     29,738,363
                                                                   -----------
            End of Period                                           28,140,337
                                                                   -----------
                                                                   -----------
                                                            Year Ended
                                                        September 30, 2005
                                                   ---------------------------
                                                    Dollars           Shares
                                                   ----------       ----------
        Issued                                   $ 237,659,061      18,983,215
        Redemption fees                                 23,783              --
        Issued as reinvestment of dividends         33,574,236       2,780,541
        Redeemed                                  (356,146,412)    (29,326,956)
                                                 -------------     -----------
        Net Decrease                             $ (84,889,332)     (7,563,200)
                                                 -------------
                                                 -------------
        Shares Outstanding:
            Beginning of Period                                     37,301,563
                                                                   -----------
            End of Period                                           29,738,363
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the year ended September 30, 2006, were as follows:

                          Prudent Bear Fund    Prudent Global Income Fund
                          -----------------    --------------------------
     Purchases               $723,510,408             $ 69,901,685
     Sales                    936,273,100              248,133,086

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the year ended September 30, 2006, as follows:

                          Prudent Bear Fund    Prudent Global Income Fund
                          -----------------    --------------------------
     Purchases               $ 21,633,135             $34,124,259
     Sales                    177,705,530              82,196,274

     At September 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                        Prudent Bear Fund     Prudent Global Income Fund
                                                        -----------------     --------------------------
     Cost of investments                                  $ 649,442,038              $334,465,148
                                                          -------------              ------------
                                                          -------------              ------------
     Gross unrealized appreciation                        $  62,306,902              $ 13,739,859
     Gross unrealized depreciation                          (24,591,679)               (4,706,765)
                                                          -------------              ------------
     Net unrealized appreciation (depreciation)           $  37,715,223              $  9,033,094
                                                          -------------              ------------
                                                          -------------              ------------
     Undistributed ordinary income                        $  10,660,226              $         --
     Undistributed long-term capital gain                            --                 9,642,459
                                                          -------------              ------------
     Total distributable earnings                         $  10,660,226              $  9,642,459
                                                          -------------              ------------
                                                          -------------              ------------
     Other accumulated losses                             $(182,748,201)             $ (1,398,074)
                                                          -------------              ------------
     Total accumulated earnings (losses)                  $(134,372,752)             $ 17,277,479
                                                          -------------              ------------
                                                          -------------              ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, Section 1256 Mark to Market, and passive foreign investment company (PFIC) adjustments for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2006 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the year ended September 30, 2006 and the year ended September 30, 2005 were as follows:

     Prudent Bear Fund
                                        Year Ended            Year Ended
                                    September 30, 2006    September 30, 2005
                                    ------------------    ------------------
     Ordinary income                    $4,419,738           $        --
     Long-term capital gain                     --                    --
                                        ----------           -----------
                                        $4,419,738           $        --
                                        ----------           -----------
                                        ----------           -----------
     Prudent Global Income Fund
                                        Year Ended            Year Ended
                                    September 30, 2006    September 30, 2005
                                    ------------------    ------------------
     Ordinary income                    $  603,095           $27,901,220
     Long-term capital gain              1,753,869             8,105,060
     Return of capital                          --             1,588,575
                                        ----------           -----------
                                        $2,356,964           $37,594,855
                                        ----------           -----------
                                        ----------           -----------

     The tax components of capital loss carryovers as of September 30, 2006, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2006) are as follows:

                                Net Capital      Capital Loss
                                   Loss           Carryover      Post-October
                              Carryover*<F49>     Expiration    Currency Loss
                              ---------------    -----------    -------------
     Prudent Bear Fund         $  2,974,983          2011             $1,707
                                 90,004,020          2012
                                 36,433,089          2013
                                 19,131,095          2014
                               ------------
                               $148,543,187
     Prudent Global
       Income Fund                       --           --          $1,293,600

*<F49> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2006, the following table shows the reclassifications made:

                                                               Prudent Global
                                       Prudent Bear Fund        Income Fund
                                       -----------------       --------------
     Capital stock                        $  (594,895)          $        --
     Accumulated net investment
       income (loss)                        1,716,004            (6,789,852)
     Accumulated undistributed
       net realized gain (loss)            (1,121,109)            6,789,852

     The permanent differences primarily relate to foreign currency adjustments with differing book and tax methods.

     For the fiscal year ended September 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

            Prudent Bear Fund                     3.86%
            Prudent Global Income Fund            0.00%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2006 were as follows (unaudited):

            Prudent Bear Fund                     0.00%
            Prudent Global Income Fund            0.00%

     Additional Information Applicable to Foreign Shareholders Only:

     The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2006 were as follows (unaudited):

            Prudent Bear Fund                    73.10%
            Prudent Global Income Fund           55.92%

     The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended September 30, 2006 were as follows (unaudited):

            Prudent Bear Fund                     0.00%
            Prudent Global Income Fund            0.00%

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

     During 2005, the Prudent Bear Fund and the Prudent Global Income Fund were reimbursed $96,233 and $7,550, respectively by U.S. Bancorp for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues were included as "Realized gain
     (loss)" in the Statements of Operations of the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser may direct certain of the Funds' portfolio trades to brokers at best price and execution and generate directed brokerage credits to reduce certain U.S. Bancorp service provider fees. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

     Under the terms of the Prudent Global Income Fund's Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for the following three years are less than the expense limitation caps at the time of the waiver or reimbursement. During the year ended September 30, 2006, the Advisor did not recover any expenses from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At September 30, 2006, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $7,119,000 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                        Market Value
        Number of                                       of Underlying        Unrealized
        Contracts     Underlying Instrument              Instrument         Depreciation
        ---------     ---------------------             -------------       ------------
          (225)       NASDAQ 100 Index Futures
                      December 2006                    $ (37,603,125)       $(1,903,500)
          (110)       Russell 2000 Index Futures
                      December 2006                      (40,265,500)        (1,075,250)
          (485)       S&P 500 Index Futures
                      December 2006                     (163,129,750)        (4,140,250)
                                                       -------------        -----------
                                                       $(240,998,375)       $(7,119,000)
                                                       -------------        -----------
                                                       -------------        -----------

7.   TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2005 through September 30, 2006. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

                                         SHARE                                                 SHARE
                                      BALANCE AT                                            BALANCE AT   VALUE AT       REALIZED
                                        OCT. 1,                                              SEPT. 30,   SEPT. 30,       GAINS
ISSUER NAME                              2005        PURCHASES             SALES               2006         2006        (LOSSES)
-----------                           ----------     ---------             -----            ----------   ---------      --------
Aquiline Resources, Inc.*<F50>         1,970,946      506,250           1,762,481              714,715  $ 2,794,278    $ 2,120,212
Brilliant Mining Corp.                        --    4,000,000                  --            4,000,000    2,970,253             --
Capstone Mining Corp. (formerly
  Capstone Gold Corp.)                 5,212,798    1,597,883                  --            6,810,681    9,627,266             --
Cardero Resource Corporation*<F50>     2,370,700           --           2,370,700                   --           --      5,170,767
Cascadero Copper Corporation*<F50>     1,777,778           --             414,000            1,363,778      122,011       (101,830)
Cash Minerals Ltd.                            --    4,975,000                  --            4,975,000    7,121,449             --
Crosshair Exploration
  & Mining Corp.                       1,466,200    2,900,000             500,000            3,866,200    6,710,291        423,450
East Asia Minerals Corporation*<F50>   1,673,238      300,000                  --            1,973,238      732,627             --
Franklin Lake Resources Inc.             857,143           --                  --              857,143      171,429             --
Fronteer Development
  Group Inc.*<F50>                     3,620,691      454,545           2,411,600            1,663,636    8,885,624     10,673,757
Fury Explorations Ltd.                        --    2,100,000                  --            2,100,000    1,474,570             --
Gateway Gold Corp. *<F50>              1,300,000           --             815,000              485,000      433,907        509,231
Golden Cycle Gold Corporation          1,298,265           --                  --            1,298,265   10,373,137             --
International KRL
  Resources Corp.                      1,300,000    2,000,000                  --            3,300,000      501,901             --
Migami, Inc. (formerly
  KleenAir Systems, Inc.) *<F50>       3,141,045           --           2,512,836(1)<F51>      628,209      223,014             --
Niblack Mining Corp.*<F50>               222,500      785,000                  --            1,007,500      504,764             --
Northern Lion Gold Corp.               2,823,700           --             933,700            1,890,000      405,815       (318,922)
Pershing Resources
  Corporation Inc. *<F50>              3,235,000           --                  --            3,235,000      388,200             --
Rimfire Minerals Corporation           1,821,403           --                  --            1,821,403    2,590,947             --
Sabina Silver Corporation
  (formerly Sabina
  Resources Limited)                   3,592,300           --                  --            3,592,300    3,888,779             --
Silverstone Resources Corp.                   --    2,170,227(2)<F52>          --            2,170,227    1,227,093             --
Sonic Environmental
  Solutions Inc.                       1,316,300           --                  --            1,316,300      706,581             --
Sunridge Gold Corp.*<F50>              1,872,767      285,409           1,639,767              518,409    1,075,618        919,290
Trade Winds Ventures Inc.              3,152,900           --                  --            3,152,900      888,538             --
                                                                                                                       -----------
                                                                                                                       $19,395,955
                                                                                                                       -----------
                                                                                                                       -----------

  *<F50>   Issuer was not an affiliate as of September 30, 2006.
(1)<F51>   Reverse stock split.
(2)<F52>   1,836,266 shares received from Capstone Mining Corp. spinoff.

     The following issuers are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2005 through September 30, 2006. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the issuers are:

                                         SHARE                                                 SHARE
                                      BALANCE AT                                            BALANCE AT   VALUE AT      REALIZED
                                        OCT. 1,                                              SEPT. 30,   SEPT. 30,       GAINS
ISSUER NAME                              2005        PURCHASES             SALES               2006         2006        (LOSSES)
-----------                           ----------     ---------             -----            ----------   ---------      --------
BacTech Mining Corporation               871,100    2,500,000                  --            3,371,100   $  331,757    $        --
First Majestic Resource Corp.*<F53>    1,155,353      687,500                  --            1,842,853    4,402,073             --
                                                                                                                       -----------
                                                                                                                       $        --
                                                                                                                       -----------
                                                                                                                       -----------

*<F53>  Issuer was not an affiliate as of September 30, 2006.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund - Class C shares. The currently approved rate for the Prudent Bear Fund - No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Fund - Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $1,274,335 for the No Load Shares and $249,337 for the Class C Shares pursuant to the Plans for the year ended September 30, 2006. The Prudent Global Income Fund incurred $867,657 pursuant to the Plan for the year ended September 30, 2006.

9.   NEW ACCOUNTING STANDARDS

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Global Income Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the "Funds") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 17, 2006

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2006 is available at the Funds' website at http://www.prudentbear.com or on the website of the SEC at http://www.sec.gov.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed by its officers under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds are set forth below. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling 1-800-711-1848.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                       IN FUND        OTHER
                                           TERM OF            PRINCIPAL                COMPLEX        DIRECTORSHIPS
                            POSITION(S)    OFFICE AND         OCCUPATION(S)            OVERSEEN       HELD BY
                            HELD WITH      LENGTH OF          DURING PAST              BY OFFICER     OFFICER
NAME, ADDRESS AND AGE       THE FUND       SERVICE            5 YEARS                  OR DIRECTOR    OR DIRECTOR
---------------------       -----------    ----------         -------------            -----------    -------------
David W. Tice *<F54>        Director,      Director -         President and                2          Prudent
43-46 Norre Gade            President      Indefinite,        Chief Compliance                        Global Gold
Suite 137                   and            since 1995         Officer of David                        Fund, Prudent
St. Thomas,                 Treasurer      President -        W. Tice &                               Global
USVI 00802                                 1 yr term,         Associates, LLC,                        Natural
Age: 52                                    since 1995         the adviser of the                      Resources
                                           Treasurer -        Funds; President                        Offshore
                                           1 yr term,         of David W. Tice                        Fund, Ltd.
                                           since 1995         & Assoc., Inc.,
                                                              BTN Research,
                                                              Inc., David W. Tice
                                                              Management, LLC
                                                              and Behind the
                                                              Numbers, LLC;
                                                              Partner & Employee,
                                                              ISS, LLLP

Gregg Jahnke *<F54>         Director,      Director -         Analyst, senior              2          Prudent
8140 Walnut Hill Lane       Vice           Indefinite,        strategist, and                         Global
Suite 300                   President      since 1995         Chief Compliance                        Gold
Dallas, TX  75231           and            (resigned          Officer for David                       Fund
Age: 48                     Secretary      May 29, 2002       W. Tice & Assoc.,
                                           and reinstated     Inc.
                                           September 23,
                                           2002) Vice
                                           President -
                                           1 yr term,
                                           since 1995
                                           Secretary -
                                           1 yr term,
                                           since 1995

David Eric Luck             Independent    Indefinite,        Private investor             2          None
8332 Briar Drive            Director       since 1995         and Writer.  Former
Dallas, TX  75243                                             CEO of Redstone
Age: 52                                                       Oil & Gas Company

Elwyn Kim Evans             Independent    Indefinite,        Private investor             2          None
690 Osceola Avenue #404     Director       since 2000
Winter Park, FL 32789
Age: 61

Edmund M. McCarthy          Director       Indefinite,        Principal,                   2          None
6060 SW 85th Street                        since 2002         President and
Miami, FL 33143                                               CEO of Financial
Age: 71                                                       Risk Management
                                                              Advisors Co.

Guy Talarico                Chief          1 yr term,         CEO of ALARIC                2          None
41 Madison Avenue           Compliance     since July         Compliance
36th Floor                  Officer        2006               Services, LLC.
New York, NY 10010                                            Former Co-CEO of
Age: 50                                                       EOS Compliance
                                                              Services, LLC
                                                              (2004-2005) and
                                                              former Senior
                                                              Director of Investors
                                                              Bank & Trust
                                                              Institutional Custody
                                                              Division (2001-2004)

*<F54> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   CUSTODY OPERATIONS
   1555 NORTH RIVERCENTER DRIVE, SUITE 302
   MILWAUKEE, WISCONSIN  53212

DISTRIBUTOR
   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WISCONSIN  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN  53202

LEGAL COUNSEL
   FOLEY & LARDNER LLP
   MILWAUKEE, WISCONSIN  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                           FYE  9/30/2006        FYE  9/30/2005
                           --------------        --------------

Audit Fees                 $95,000               $89,500
Audit-Related Fees         $0                    $0
Tax Fees                   $32,400               $30,200
All Other Fees             $0                    $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant or to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)   Prudent Bear Funds, Inc.
                   --------------------------------------------

     By (Signature and Title)*<F55> /s/ David W. Tice
                                    ---------------------------
                                    David W. Tice, President

     Date   November 29, 2006
            ---------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F55>  /s/ David W. Tice
                                     --------------------------
                                     David W. Tice, President

     Date  November 29, 2006
           ----------------------------------------------------

     By (Signature and Title)*<F55>  /s/ David W. Tice
                                     --------------------------
                                     David W. Tice, Treasurer

     Date  November 29, 2006
           ----------------------------------------------------

*<F55> Print the name and title of each signing officer under his or her signature.